UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

DEPOMED, INC.

(Name of Registrant as Specified in Its Charter)

HORIZON PHARMA PUBLIC LIMITED COMPANY

HORIZON PHARMA, INC.

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

***PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION***

PROXY STATEMENT

IN CONNECTION WITH

THE REMOVAL AND BYLAW AMENDMENTS SPECIAL MEETING

OF DEPOMED, INC. SHAREHOLDERS

PROXY STATEMENT

OF

HORIZON PHARMA PUBLIC LIMITED COMPANY

AND

HORIZON PHARMA, INC.

To the Fellow Shareholders of Depomed, Inc.:

This proxy statement (this “Proxy Statement”) and the accompanying WHITE proxy card (the “WHITE Proxy Card”) are being furnished to you as a shareholder of Depomed, Inc., a California corporation (the “Company” or “Depomed”), with its principal executive offices at 7999 Gateway Blvd., Suite 300, Newark, California 94560, by and on behalf of Horizon Pharma public limited company, an Irish public limited company, and its wholly owned subsidiary, Horizon Pharma, Inc., a Delaware corporation (the “Horizon Sub”) (collectively unless context requires otherwise, “we,” “our” or “Horizon”) in connection with the solicitation of revocable proxies in the form of the accompanying WHITE Proxy Cards from Company shareholders by Horizon for use at the special meeting (including any adjournments or postponements thereof and any meeting held in lieu thereof) of shareholders of Depomed for the purposes described below (the “Removal and Bylaw Amendments Special Meeting”), to be held at [—] on [—], 2015, at [—]. Only holders of record at the close of business on [—], 2015 (the “Record Date”) will be entitled to vote in person or by proxy at the Removal and Bylaw Amendments Special Meeting.

Pursuant to the General Corporation Law of the California Corporations Code (the “CGCL”) and the Company’s Amended and Restated Bylaws, effective July 12, 2015 (the “Bylaws”), the holders of shares of Company Common Stock (as defined below) entitled to cast not less than 10% of the votes at the Removal and Bylaw Amendments Special Meeting (the “Special Meeting Percentage”) have called the Removal and Bylaw Amendments Special Meeting.

The date of this Proxy Statement is [—], 2015. This Proxy Statement and the accompanying WHITE Proxy Cards are first being sent or given to shareholders on or about [—], 2015.

We are soliciting your proxy for the Removal and Bylaw Amendments Special Meeting to vote “FOR” the following proposals:

1.	to remove from office, without cause, the seven members of the Depomed board of directors (the “Board”), constituting the entire current Board,

Peter D. Staple, Vicente Anido, Jr., Karen A. Dawes, Louis J. Lavigne, Jr., Samuel R. Saks, James A. Schoeneck and David B. Zenoff, as well as any person or persons elected or appointed to the Board without shareholder approval after Depomed’s 2015 Annual Meeting of Shareholders, and up to and including the date of the Removal and Bylaw Amendments Special Meeting, each such removal to become effective upon the election of each successor by the shareholders of the Company;

2.	to repeal the amendments to Sections 2 and 5 of the Bylaws adopted and approved by the Board on July 12, 2015 to remove what Horizon believes are onerous requirements imposed thereby on the process for calling a special meeting of shareholders and for submitting shareholder proposals;

3.	to repeal any amendment or provision of the Bylaws adopted and approved by the Board that changes the Bylaws in any way from the version of the Bylaws adopted and approved by the Board on July 12, 2015 through the date of the Removal and Bylaw Amendments Special Meeting, and to amend the section of the Bylaws entitled “AMENDMENT OF BYLAWS” to eliminate the power of the Board to adopt, amend or repeal the Bylaws from the date of the Removal and Bylaw Amendments Special Meeting through the date that is 120 days following the date of the Removal and Bylaw Amendments Special Meeting; and

4.	to approve the adjournment of the Removal and Bylaw Amendments Special Meeting, or any adjournments thereof, to another time and place if necessary or appropriate to, among other things, solicit additional proxies if there are insufficient votes at the time of the Removal and Bylaw Amendments Special Meeting to approve Proposals 1 through 3 (Proposals 1 through 4 collectively, the “Proposals”).

Background to Solicitation and Proposals

Please see the section titled “Our Proposals for the Removal and Bylaw Amendments Special Meeting” of this Proxy Statement below for additional details regarding the Proposals.

We will be concurrently soliciting revocable proxies from Depomed shareholders for a second, additional special meeting (such meeting, the “Election Special Meeting”) solely to consider and vote on a proposal from us to elect a slate of what we believe are independent, highly qualified nominees as successor directors (the “Horizon Nominees”) to the Board, contingent on Proposal 1, Horizon’s proposal to remove the current Board, being passed (such election proposal, the “Election Proposal”). We will be soliciting revocable proxies for the Election Special Meeting for election of the Horizon Nominees by means of a separate proxy statement and a separate proxy card. As a result of what we believe to be Depomed’s rigid interpretation of its recently amended Bylaws, we were forced to seek the calling of a second, additional special meeting of Depomed shareholders solely to consider the Election Proposal to try and avoid any further Depomed-caused delay in calling the Removal and Bylaw Amendments Special Meeting. For additional details regarding our solicitation of revocable proxies for calling the Election Special Meeting, please see our definitive Solicitation Statement (as defined below) filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 8, 2015. For additional details regarding the Election Special Meeting and the Horizon Nominees, our slate of what in our view are independent, highly qualified nominees, please see the section titled “Our Plans for the Election Special Meeting” and Schedule I to this Proxy Statement.

On July 7, 2015, after our repeated attempts to engage the Board and Depomed’s management in friendly and confidential discussions regarding a business combination with Horizon were rebuffed with no meaningful engagement, Horizon publicly proposed to acquire the Company (the “Horizon Offer”) in an all-stock transaction for $29.25 per share of common stock, no par value, of the Company (“Company Common Stock”), with such consideration consisting of Horizon ordinary shares, no par value (“Horizon Ordinary Shares”). Then, on July 10, 2015, one of Depomed’s representatives suggested to us that if Horizon would increase its proposed price to acquire Depomed by $3.00 to $4.00 per share in Horizon Ordinary Shares, Depomed would engage in a constructive dialogue with Horizon regarding negotiating a transaction. That weekend, we indicated to Depomed representatives that Horizon would be willing to increase its proposed price to acquire Depomed by $3.00 to $32.25 per share in Horizon Ordinary Shares, contingent on Depomed engaging in constructive dialogue toward a transaction. The Depomed representatives stated that they would discuss the new price with Depomed management and with the Board on July 12, 2015, and would follow up with us after the Board meeting of that day. They never followed up. Instead, Depomed announced the next day that it had taken formal measures to hinder the shareholders’ statutory right to consider the Horizon Offer by implementing what we believe are onerous Bylaw amendments with respect to shareholder special meetings and shareholder proposals and by adopting, as discussed below, a so-called “poison pill.”

Nevertheless, to demonstrate our commitment to pursuing the combination, on July 21, 2015, Horizon publicly revised the terms of the Horizon Offer to increase its offer to $33.00 per share of Company Common Stock, representing approximately a 60% premium to Company shareholders based on the closing per share price of Company Common Stock as of July 6, 2015, the last trading day prior to the first public announcement of the Horizon Offer. The Horizon Offer, at $33.00 per share of Company Common Stock, was valued at more than $3 billion on an enterprise basis. On August 13, 2015, we publicly reiterated the Horizon Offer at $33.00 per share of Company Common Stock and fixed the exchange ratio of such offer at 0.95 Horizon Ordinary Shares for each share of Company Stock based on the 15-day volume weighted average price of a Horizon Ordinary Share as of August 12, 2015, or $34.74 per share. That same day, subject to our ongoing discussions with Depomed shareholders, we also publicly announced our willingness to amend the Horizon Offer to offer Depomed shareholders a cash-stock mix with up to 25% of the consideration in cash at the election of each respective Depomed shareholder, subject to certain terms and conditions, including a reduction in the total consideration per share to $32.50 per share to partially offset incremental costs associated with including cash as a component of the consideration.

On August 19, 2015, the Board again unanimously rejected the Horizon Offer and pre-emptively rejected our possible amendment of the Horizon Offer to offer Depomed shareholders a cash-stock mix with up to 25% of the consideration in cash at the election of each respective Depomed shareholder, subject to certain terms and conditions, as discussed above.

On September 8, 2015, to further demonstrate our commitment to pursuing the combination notwithstanding Depomed’s ongoing refusal to meaningfully engage with us, Horizon commenced an exchange offer at a fixed exchange ratio of 0.95 Horizon Ordinary Shares for each issued and outstanding share of Company Common Stock reflecting the economic terms of the Horizon Offer as publicly reiterated on August 13, 2015 by Horizon (the “Exchange Offer”). The Exchange Offer is scheduled to expire at 5:00 p.m., Eastern Time, on Friday, November 6, 2015, unless Horizon extends the period of time for which the Exchange Offer is open. The Exchange Offer is subject to a number of conditions, including that the Board shall have redeemed the poison pill discussed below, or such poison pill shall have been otherwise rendered inapplicable to the Exchange Offer. The premium, if any, represented by the fixed exchange ratio of the Exchange Offer or any revised Exchange Offer may be larger or smaller depending on the market price of shares of Company Common Stock and Horizon Ordinary Shares on any given date and will fluctuate between the date of this Proxy Statement and the dates of the Removal and Bylaw Amendments Special Meeting and the Election Special Meeting and between the date of this Proxy Statement and the date of consummation of any such Exchange Offer.

On September 14, 2015, Depomed filed a Schedule 14D-9 with the SEC stating that the Board unanimously determined that the Exchange Offer is inadequate and not in the best interests of Depomed and its shareholders and that the Board was recommending Depomed shareholders reject the Exchange Offer and not tender their respective shares of Company Common Stock in the Exchange Offer.

We firmly believe, but cannot assure, that a combination of Horizon and Depomed would yield significant revenue, operating and tax synergies, accelerated revenue and earnings growth and strong cash flow, as well as create substantial, immediate and long-term value for our and Depomed’s shareholders. Despite our repeated attempts beginning in March 2015 to engage the Board and Depomed’s management in friendly and confidential discussions, the Board and Depomed’s management have refused to engage in meaningful discussions with us, have rejected the Horizon Offer and have even created new obstacles for shareholder consideration of the Horizon Offer by, among other things, amending the Bylaws to hinder Depomed shareholders’ statutory right to call a special meeting and the process for shareholder proposal submission and adopting a shareholder rights plan, or so-called “poison pill,” that precludes a party from acquiring the 10% of the votes of Depomed necessary to call a special shareholders meeting or privately soliciting up to ten (10) other shareholders for the purpose of calling a special meeting.

While we have sought to comply in good faith with what we believe is an onerous process for calling a special meeting of shareholders imposed by the Board, we also are challenging such process as contrary to California law in a judicial proceeding seeking to protect the Company shareholders’ franchise rights.

For additional background on the Horizon Offer, please see the section titled “Background and Past Contacts” in this Proxy Statement below. For additional background on the foregoing litigation, please see the section titled “Litigation” in this Proxy Statement below.

We are seeking your support at the Removal and Bylaw Amendments Special Meeting and asking shareholders to vote “FOR” each of the Proposals using one of the voting methods set forth below.

Voting Methods

•	Voting by Mail. A WHITE Proxy Card is enclosed for your use. Whether or not you expect to attend the Removal and Bylaw Amendments Special Meeting, please sign, date and mail your WHITE Proxy Card promptly in the enclosed postage paid envelope provided.

•	Voting by Telephone. If you live in the United States, you may vote your proxy toll-free 24 hours a day, 7 days a week up until 11:59 P.M. Eastern Time on [—], 2015 by calling the toll-free telephone number on the WHITE Proxy Card. Please refer to the voting instructions on the WHITE Proxy Card. If you vote by telephone, please do not return your WHITE Proxy Card by mail.

•	Voting via the Internet. If you wish to vote via the Internet, you may submit your proxy from any location in the world 24 hours a day, 7 days a week, up until 11:59 P.M. Eastern Time on [—], 2015 by visiting the website provided on the WHITE Proxy Card. Please refer to the voting instructions on the WHITE Proxy Card. If you vote through the Internet, please do not return your WHITE Proxy Card by mail.

•	Vote in person by attending the Removal and Bylaw Amendments Special Meeting. Written ballots will be distributed to shareholders who wish to vote in person at the Removal and Bylaw Amendments Special Meeting. If you hold your shares through a bank, broker or other nominee, you must obtain a legal proxy from such custodian in order to vote in person at the Removal and Bylaw Amendments Special Meeting.

If you hold your shares through a bank, broker or other nominee and you do not intend to vote in person at the Removal and Bylaw Amendments Special Meeting, only such nominee can vote your shares, and only after receiving specific voting instructions from you. Please contact your bank, broker or nominee and instruct them to vote a WHITE Proxy Card “FOR” each of the Proposals thereon.

If Horizon receives WHITE Proxy Cards that have no explicit voting instructions, Horizon intends to vote such proxies “FOR” each of the Proposals thereon.

Pursuant to the WHITE Proxy Cards, we are requesting authority (i) to initiate and vote for the Proposals, (ii) to oppose and vote against any other proposals that come before the Removal and Bylaw Amendments Special Meeting, (iii) to adjourn or postpone the Removal and Bylaw Amendments Special Meeting if necessary or appropriate to, among other things, solicit additional proxies if there are insufficient votes at the time of the Removal and Bylaw Amendments Special Meeting to approve Proposals 1 through 3 and (iv) to oppose and vote against any proposal other than Proposal 4 to adjourn or postpone the Removal and Bylaw Amendments Special Meeting.

If you have any questions, require assistance in voting your WHITE Proxy Card, or need additional copies of this Proxy Statement, please contact our proxy solicitor at:

105 Madison Avenue

New York, NY 10016

Email: depomed@mackenziepartners.com

Call collect: (212) 929-5500

Call toll-free: (800) 322-2885

IMPORTANT

This solicitation does not constitute an offer to buy or solicitation of any offer to sell securities. The Exchange Offer will be made only through the Tender Offer Statement on Schedule TO or the Prospectus/Offer to Exchange included in the Registration Statement on Form S-4 (including the Letter of Transmittal and related documents and as amended from time to time, the “Exchange Offer Documents”) that Horizon has filed with the SEC on September 8, 2015. DEPOMED SHAREHOLDERS ARE URGED TO READ CAREFULLY THE EXCHANGE OFFER DOCUMENTS (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS) AND ANY REGISTRATION STATEMENTS, PROSPECTUSES, PROXY STATEMENTS AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE EXCHANGE OFFER WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HORIZON, DEPOMED AND THE EXCHANGE OFFER.

THIS SOLICITATION OF PROXIES IS BEING MADE BY HORIZON, AND NOT ON BEHALF OF THE COMPANY OR THE BOARD.

YOUR VOTE IS IMPORTANT TO US, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. WE URGE YOU TO VOTE “FOR” THE PROPOSALS BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD. YOU MAY ALSO VOTE BY TELEPHONE USING THE TOLL-FREE NUMBER ON THE WHITE PROXY CARD OR VIA THE INTERNET USING THE URL PROVIDED ON THE WHITE PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SOLICITATION OF PROXIES FOR THE REMOVAL AND BYLAW AMENDMENTS SPECIAL MEETING. In addition to delivering printed versions of this Proxy Statement and the WHITE Proxy Card to all shareholders by mail, this Proxy Statement and WHITE Proxy Card are also available on the Internet. You have the ability to access and print this Proxy Statement and the WHITE Proxy Card at www.HorizonandDepomed.com. As a shareholder of Depomed, you may receive the Company’s proxy statement with respect to the Removal and Bylaw Amendments Special Meeting and an accompanying proxy card. Since only your latest dated proxy card will count, we urge you NOT to return any proxy card you receive from the Company with respect to the Removal and Bylaw Amendments Special Meeting. Please make certain that the latest dated proxy card you return is the WHITE Proxy Card.

QUESTIONS AND ANSWERS REGARDING THE REMOVAL AND BYLAW AMENDMENTS SPECIAL MEETING

The following are answers to some of the questions you, as a Depomed shareholder, may have with respect to Horizon’s solicitation of revocable proxies for the Removal and Bylaw Amendments Special Meeting. The following is not a substitute for the information contained in this Proxy Statement, and the information contained below is qualified in its entirety by reference to the more detailed descriptions and explanations contained elsewhere in this Proxy Statement. We urge you to read this Proxy Statement carefully and in its entirety.

Q:	Who is making the solicitation of revocable proxies for the Removal and Bylaw Amendments Special Meeting?

A:	The solicitation is being made by Horizon. Please see the section titled “Certain Information Regarding the Participants” in this Proxy Statement below for additional information regarding the participants in the solicitation under SEC rules.

Q:	How many shares of Company Common Stock does Horizon own?

A:	Horizon, through the Horizon Sub, owns 2,250,000 shares of Company Common Stock, representing approximately 3.73% of the outstanding shares of Company Common Stock as of September 10, 2015, as reported in the definitive Revocation Statement (as defined below) filed by the Company on September 30, 2015.

Q:	What are we asking you to do?

A:	We are asking you to vote “FOR” the following Proposals at the Removal and Bylaw Amendments Special Meeting:

1.	to remove from office, without cause, the seven members of the current Board, constituting the entire current Board, Peter D. Staple, Vicente Anido, Jr., Karen A. Dawes, Louis J. Lavigne, Jr., Samuel R. Saks, James A. Schoeneck and David B. Zenoff, as well as any person or persons elected or appointed to the Board without shareholder approval after Depomed’s 2015 Annual Meeting of Shareholders, and up to and including the date of the Removal and Bylaw Amendments Special Meeting, each such removal to become effective upon the election of each successor by the shareholders of the Company;

2.	to repeal the amendments to Sections 2 and 5 of the Bylaws adopted and approved by the Board on July 12, 2015 to remove what Horizon believes are onerous requirements imposed thereby on the process for calling a special meeting of shareholders and for submitting shareholder proposals;

3.	to repeal any amendment or provision of the Bylaws adopted and approved by the Board that changes the Bylaws in any way from the version of the Bylaws adopted and approved by the Board on July 12, 2015 through the date of the Removal and Bylaw Amendments Special Meeting, and to amend the section of the Bylaws entitled “AMENDMENT OF BYLAWS” to eliminate the power of the Board to adopt, amend or repeal the Bylaws from the date of the Removal and Bylaw Amendments Special Meeting through the date that is 120 days following the date of the Removal and Bylaw Amendments Special Meeting; and

4.	to approve the adjournment of the Removal and Bylaw Amendments Special Meeting, or any adjournments thereof, to another time and place if necessary or appropriate to, among other things, solicit additional proxies if there are insufficient votes at the time of the Removal and Bylaw Amendments Special Meeting to approve Proposals 1 through 3.

Please see the section titled “Our Proposals for the Removal and Bylaw Amendments Special Meeting” in this Proxy Statement below for additional details regarding the Proposals.

Q:	Why are we soliciting your vote on the Proposals?

A:	Given the Board’s and Depomed management’s refusal to meaningfully engage with us, we feel strongly that the Board, as currently constituted, does not provide assurance that the interests of Depomed shareholders are being sufficiently taken into account with respect to the Horizon Offer, especially in light of what we believe are onerous Bylaw provisions adopted by the Board limiting shareholders’ rights and the poison pill adopted by the Board.

In that belief, we are soliciting Depomed shareholders to consider and vote on Proposal 1 to remove the entire current Board and on Proposals 2 and 3 to repeal such onerous Bylaw provisions and to prevent the Board from making any further changes to the Bylaws to limit shareholder rights.

Q:	If I, as a Depomed shareholder, joined you in requesting that the Company call the Removal and Bylaw Amendments Special Meeting, do I have any special obligations under the Bylaws?

A:

Yes, with respect to two specific representations you made previously. If you joined us in calling the Removal and Bylaw Amendments Special Meeting by granting us the authority to request the calling of such meeting on your behalf, then as a result of what we believe are onerous provisions in the Bylaws, you had to represent on such authorizing proxy that (i) you would notify the Company in writing within five (5) business days after the Record Date of the class or series and number of shares of stock of the Company owned of record by you, if any, and (ii) you intended to appear in person or by proxy at the Removal and Bylaw Amendments Special Meeting to propose such business as proposed in the Record Date Request Notice.

So as not to possibly invalidate such proxy for the calling of the Removal and Bylaw Amendments Special Meeting and to comply with the Bylaws, if you are such a shareholder, please provide the Company the foregoing written notice of shares owned of record by you in writing by [—], 2015 along with a copy to us c/o MacKenzie Partners, Inc. at 105 Madison Avenue, New York, NY 10016, so that we will be aware of all updates and will be able to ensure compliance with such notice requirement.

As your proxy for the calling of the Removal and Bylaw Amendments Special Meeting will not count as a vote “FOR” the Proposals, however, we also ask that you please submit a signed and completed WHITE Proxy Card so as to authorize us to initiate a vote on the Proposals by proxy on your behalf.

Q:	Are you planning on submitting a slate of nominees to the Board to replace the current Board if Proposal 1 is passed at the Removal and Bylaw Amendments Special Meeting?

A:	Yes, at a second, additional special meeting of Depomed shareholders. As a result of what we believe to be Depomed’s rigid interpretation of its recently amended Bylaws, we were forced to seek the calling of a second, additional special meeting of Depomed shareholders solely to consider a proposal to elect a slate of what we believe are independent, highly qualified nominees as successor directors if Proposal 1 is passed at the Removal and Bylaw Amendments Special Meeting to try and avoid any further Depomed-caused delay in calling the Removal and Bylaw Amendments Special Meeting. We refer to such nominees as the “Horizon Nominees” in this Proxy Statement.

We are currently soliciting revocable proxies from Depomed shareholders to call such second, additional special meeting, which we are referring to in this Proxy Statement as the Election Special Meeting. We will also be soliciting revocable proxies for the Election Special Meeting for election of the Horizon Nominees by means of a separate proxy statement and a separate proxy card.

For additional details regarding our solicitation of revocable proxies for calling the Election Special Meeting, please see our definitive solicitation statement filed with the SEC on September 8, 2015. For additional details regarding the Election Special Meeting and our slate of what in our view are independent, highly qualified nominees, please the section titled “Our Plans for the Election Special Meeting” and Schedule I to this Proxy Statement.

Q:	Who would the Horizon Nominees to the Board be at the Election Special Meeting?

A:	At the Election Special Meeting, we expect to nominate Robert M. Daines, Charles M. Fleischman, Elizabeth M. Greetham, Jack L. Kaye, Steven A. Lisi, Steven J. Shulman and Ralph H. Thurman for election to the Board contingent on Proposal 1 having been passed at the Removal and Bylaw Amendments Special Meeting.

We believe that each of the Horizon Nominees is a highly qualified, independent, experienced and well-respected member of the business community. None of the Horizon Nominees is employed by or otherwise affiliated with Horizon or any subsidiary of Horizon. The Horizon Nominees have not made any commitment to us if elected other than that they will serve as directors, exercise their independent judgment in accordance with their fiduciary duties in all matters before the Board and otherwise discharge their duties as directors of the Company consistent with all applicable legal requirements. We believe, however, that the Horizon Nominees, if elected, are more likely than the current Board to engage in good faith discussions with Horizon with respect to the Horizon Offer or any future business combination offer from Horizon.

For additional details regarding the Horizon Nominees, please see Schedule I of this Proxy Statement.

Q:	When and where is the Removal and Bylaw Amendments Special Meeting to be held?

A:	The Removal and Bylaw Amendments Special Meeting will be held at [—] on [—], 2015, at [—].

Q:	When do you expect the Election Special Meeting to be held if called?

A:	As close in time as possible to the Removal and Bylaw Amendments Special Meeting, if not the same day, as permitted under the Bylaws and the CGCL.

Q:	What effect might passage of the Proposals at the Removal and Bylaw Amendments Special Meeting and/or the election of any Horizon Nominees pursuant to the Election Proposal at Election Special Meeting have under the change in control provisions of the Company’s publicly filed agreements?

A:	Please see the section titled “Certain Effects Related to This Solicitation” of this Proxy Statement for discussion of such possible effects.

Q:	Who can vote at the Removal and Bylaw Amendments Special Meeting?

A:	Only holders of record at the close of business on [—], 2015, i.e., the Record Date, will be entitled to vote in person or by proxy at the Removal and Bylaw Amendments Special Meeting.

Q:	What will constitute a quorum at the Removal and Bylaw Amendments Special Meeting?

A:	A majority of the outstanding shares of Company Common Stock entitled to vote at the Removal and Bylaw Amendments Special Meeting must be present in person or by proxy in order for there to be a quorum at the Removal and Bylaw Amendments Special Meeting.

Q:	How many shares must be voted in favor of each of the Proposals to approve them and each Horizon Nominee to elect him or her pursuant to the Election Proposal at the Election Special Meeting, if called?

A:	Proposals 1 through 3 require the approval by the affirmative vote of a majority of the outstanding shares of Company Common Stock entitled to vote. Proposal 4 requires the approval by the affirmative vote of a majority of the shares of Company Common Stock entitled to vote and represented either in person or by proxy, whether or not a quorum is present, at the Removal and Bylaw Amendments Special Meeting.

The election of any Horizon Nominee pursuant to the Election Proposal will require approval of the affirmative vote of a majority of the shares represented and voting at a duly called meeting of shareholders at which a quorum is present (in which shares voting affirmatively also constitute at least a majority of the required quorum).

Q:	Will there be cumulative voting with respect to the removal of directors pursuant to Proposal 1 if passed at the Removal and Bylaw Amendments Special Meeting or the election of any Horizon Nominees pursuant to the Election Proposal at the Election Special Meeting, if called?

A:	No. Under Depomed’s charter, cumulative voting with respect to director elections has been eliminated as permitted under the CGCL. Additionally, hypothetical cumulative voting shall not apply with respect to the removal of directors pursuant to Proposal 1, if passed. Under Section 303(a)(1) of the CGCL, unless the Board is removed in its entirety, no director can be removed if the votes cast against removal would be sufficient to elect the director if voted cumulatively, and the number of directors authorized at the time of the director’s most recent election were then being elected. Since Proposal 1, if passed, would effect the removal of the entire current Board, subject to the election of successor directors, such hypothetical cumulative voting is inapplicable.

Q:	How may Depomed shareholders vote their shares?

A:	See the section titled “Removal and Bylaw Amendments Special Meeting Voting Procedures” in this Proxy Statement below for the four ways Depomed shareholders may vote at the Removal and Bylaw Amendments Special Meeting: by promptly mailing in the WHITE Proxy Card, by telephone, via the Internet and by attending the Removal and Bylaw Amendments Special Meeting and voting in person.

Q:	How will my shares be voted if the enclosed WHITE Proxy Card is signed and returned but no specific voting direction is given?

A:	If you are a holder of record of shares of Company Common Stock and properly sign and return the enclosed WHITE Proxy Card, but do not specify how to vote, Horizon intends to vote such proxies “FOR” each of the Proposals thereon.

Q:	Aside from voting authority on the Proposals, may the enclosed WHITE Proxy Card, if signed and returned, grant Horizon any other authority in respect of my shares of Company Common Stock?

A:	Yes. Pursuant to the WHITE Proxy Cards, we are also requesting discretionary authority (i) to oppose and vote against any proposals other than the Proposals that come before the Removal and Bylaw Amendments Special Meeting and (ii) to oppose and vote against any proposal to adjourn or postpone the Removal and Bylaw Amendments Special Meeting, unless necessary or appropriate to, among other things, solicit additional proxies if there are insufficient votes at the time of the Removal and Bylaw Amendments Special Meeting to approve Proposals 1 through 3.

Q:	If my shares of Company Common Stock are held in “street name” by my broker or other nominee, will my broker or other nominee vote my shares with respect to any of the Proposals?

A:	No, your broker or other nominee will not vote your shares of Company Common Stock on your behalf on any of the Proposals unless you provide instructions on how to vote.

Without your instructions, your street name shares will not be voted in favor of the Proposals, which will have the same effect as voting “AGAINST” each of the Proposals other than Proposal 4 and will have no effect on the Proposal 4 vote. Accordingly, it is critical that you promptly give instructions to your broker or other nominee to vote on the Proposals.

Horizon urges you to confirm in writing your instructions to your broker or other nominee as soon as possible and provide a copy of those instructions to

Horizon c/o MacKenzie Partners, Inc. at 105 Madison Avenue, New York, NY 10016, so that Horizon will be aware of all instructions given and can attempt to ensure that those instructions are followed.

Q:	What effect will an abstention have on the vote on the Proposals?

A:	Abstentions will have the effect of a vote “AGAINST” each of the Proposals.

Q:	How may WHITE Proxy Cards be revoked?

A:	Company shareholders who execute and deliver WHITE Proxy Cards solicited on behalf of Horizon in connection with the Proposals at the Removal and Bylaw Amendments Special Meeting will be permitted to revoke such proxies at any time before the proxy is exercised at the Removal and Bylaw Amendments Special Meeting by:

•	delivering an instrument revoking the earlier proxy card, or a duly executed later-dated proxy card for the same shares, including a Company-furnished proxy card, to MacKenzie Partners, Inc. (“MacKenzie Partners”), our proxy solicitor, at 105 Madison Avenue, New York, NY 10016;

•	filing with the Company’s Corporate Secretary prior to the Removal and Bylaw Amendments Special Meeting either a notice of revocation or a duly executed later dated proxy for the same shares, including a Company-furnished proxy card;

•	if you have voted by telephone or through the Internet, calling the same toll-free number or by accessing the same web site and following the instructions provided on the WHITE Proxy Card; or

•	voting in person at the Removal and Bylaw Amendments Special Meeting.

Please note that if your shares of Company Common Stock are held in street name by a broker or other nominee, you must follow the instructions set forth in the instruction cards to revoke your earlier vote.

Q:	Who is paying for the solicitation of proxies for the Removal and Bylaw Amendments Special Meeting?

A:	The entire expense of preparing and mailing this Proxy Statement and any other soliciting material and the total expenditures relating to the solicitation of proxies for approval of the Proposals at the Removal and Bylaw Amendments Special Meeting will be borne by Horizon.

Q:	Do you expect to call the Election Special Meeting before knowing whether Proposal 1 has passed at the Removal and Bylaw Amendments Special Meeting?

A:	Yes, assuming we obtain support from shareholders holding shares of Company Common Stock representing, together with Horizon, at least the Special Meeting Percentage. On obtaining such support, in order to facilitate holding the Election Special Meeting as close in time as possible, if not the same day, as the vote on Proposal 1 so as to minimize the period between the removal of the current Board and the election of successor directors upon which such removal is contingent, we expect to submit a request to call the Election Special Meeting before a vote on Proposal 1 has been held at the Removal and Bylaw Amendments Special Meeting.

Q:	If I vote on the Proposals at the Removal and Bylaw Amendments Special Meeting, am I voting, or agreeing to vote, on the Horizon Offer or any other business combination with Horizon?

A:	No. We are not currently seeking your proxy, consent, authorization or agent designation for approval of the Horizon Offer or any other business combination with Horizon. Neither the calling of the Removal and Bylaw Amendments Special Meeting or the Election Special Meeting nor the approval by Depomed shareholders of any of the Proposals or the Election Proposal would ensure that Depomed pursues or consummates the Horizon Offer or any other business combination with Horizon. Depomed shareholders who submit a WHITE Proxy Card or otherwise vote their shares at the Removal and Bylaw Amendments Special Meeting or the Election Special Meeting, if called, are not, therefore, receiving an opportunity to vote directly on the Horizon Offer or any other business combination with Horizon.

Q:	Do I have to tender my shares of Company Common Stock in the Exchange Offer to vote on any of the Proposals?

A:	No, you do not need to tender your shares in the Exchange Offer to vote for any of the Proposals. You only need to sign, date and return the enclosed WHITE Proxy Card, or vote by telephone or via the Internet or in person at the Removal and Bylaw Amendments Special Meeting to vote on the Proposals.

This solicitation does not constitute an offer to buy or solicitation of any offer to sell securities. The Exchange Offer will be made only through the Tender Offer Statement on Schedule TO or the Prospectus/Offer to Exchange included in the Registration Statement on Form S-4 (including the Letter of Transmittal and related documents and as amended from time to time, the “Exchange Offer Documents”) that Horizon has filed with the SEC on September 8, 2015. DEPOMED SHAREHOLDERS ARE

URGED TO READ CAREFULLY THE EXCHANGE OFFER DOCUMENTS (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS) AND ANY REGISTRATION STATEMENTS, PROSPECTUSES, PROXY STATEMENTS AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE EXCHANGE OFFER WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HORIZON, DEPOMED AND THE EXCHANGE OFFER.

Q:	Whom should I call with any questions?

A:	Depomed shareholders should call MacKenzie Partners, our proxy solicitor, toll-free at (800) 322-2885 with any questions about the Proxy Solicitation, the Removal and Bylaw Amendments Special Meeting, the Election Special Meeting or how to vote their shares.

BACKGROUND AND PAST CONTACTS

Horizon regularly considers a variety of potential transactions to acquire products in primary care, orphan diseases and specialty businesses. As part of this process, Horizon identified Depomed as a possible acquisition target. The following is a chronology of events leading up to this Proxy Statement:

•	On February 24, 2015, the Horizon board of directors held a regularly scheduled meeting in Dublin, Ireland, and discussed, among other things, a possible combination with Depomed and authorized management to make a proposal to Depomed.

•	On March 11, 2015, Horizon’s Chairman, President and Chief Executive Officer, Timothy P. Walbert, spoke to Depomed’s President and Chief Executive Officer, James A. Schoeneck, about engaging in confidential discussions to combine the two companies. Mr. Schoeneck declined to engage citing less than ideal timing.

•	On March 24, 2015, the transaction committee of the Horizon board of directors (the “Horizon Transaction Committee”), which had been delegated authority to oversee the offers made to Depomed and authorize changes to the terms of the offers, at a meeting in Dublin, Ireland, discussed, among other things, a potential combination with Depomed, including changes in Depomed’s stock price since February 2015 and the terms of Depomed’s recent high yield financing, including expected breakage costs. The Horizon Transaction Committee authorized Horizon to continue to pursue the proposed combination, within authorized terms, and authorized the engagement of Citigroup and Jefferies to serve as financial advisors in connection with the potential transaction.

•	On May 7, 2015, the Horizon board of directors, at its regular meeting in Dublin, Ireland, discussed, among other things, the continuing interest of Horizon to pursue a combination with Depomed, the recent stock price performance of Depomed and the proposed acquisition structure.

•	On May 14, 2015, Mr. Walbert requested a meeting with Mr. Schoeneck. Mr. Schoeneck responded on May 19, 2015 that he would be available for a call on May 27, 2015.

•	On May 27, 2015, Mr. Walbert spoke to Mr. Schoeneck and subsequently sent a letter setting forth the Horizon Offer as an all-stock transaction in which Depomed shareholders would receive $29.25 in Horizon Ordinary Shares.

•	On June 12, 2015, Horizon sent Depomed a follow-up letter reiterating the Horizon Offer sent on May 27, 2015.

•	On June 18, 2015, one of Horizon’s directors called the Depomed Chairman of the Board to encourage Depomed to engage in discussions with Horizon regarding a possible combination.

•	On June 20, 2015, the Horizon Transaction Committee met telephonically to discuss the status of discussions with Depomed.

•	On June 25, 2015, Depomed sent a letter to Horizon indicating that the Board had unanimously rejected the Horizon Offer.

•	On June 29, 2015, one of Horizon’s directors communicated electronically with the Depomed Chairman of the Board about the Horizon Offer.

•	On the same day, Depomed’s financial advisors, Morgan Stanley and Leerink, also spoke to Horizon’s financial advisors, Citi and Jefferies, about the Horizon Offer. Morgan Stanley and Leerink told Citi and Jefferies that the Horizon Offer was not compelling enough to justify engaging further.

•	On June 30, 2015, the Horizon Transaction Committee held a telephonic meeting to consider next steps in light of the Board’s rejection of the Horizon Offer and stated unwillingness to engage in any discussions about value or price based on Horizon’s May 27 offer. The Horizon Transaction Committee authorized Horizon to issue a public letter to the Board in response to Depomed’s rejection of the Horizon Offer.

•	On July 7, 2015, Horizon delivered a letter to Depomed further reiterating the Horizon Offer and its value and issued a press release detailing the proposal.

•	Later that day on July 7, 2015, Horizon held a conference call to answer questions about the Horizon Offer and discuss its benefits.

•	On the same day, Depomed confirmed receipt of the Horizon Offer.

•	From July 9, 2015 through August 19, 2015, Horizon, through the Horizon Sub, purchased 2,250,000 shares of Company Common Stock, representing approximately 3.73% of the outstanding shares of Company Common Stock as of September 10, 2015, as reported in the definitive Revocation Statement (as defined below) filed by the Company on September 30, 2015.

•	On July 10, 2015, one of Depomed’s financial advisors, Leerink, spoke with one of Horizon’s financial advisors, Citi, and suggested that if Horizon would increase its proposed price to acquire Depomed by $3.00 to $4.00 per share in Horizon Ordinary Shares, Depomed would engage in a constructive dialogue with Horizon regarding negotiating a transaction.

•

During the weekend of July 10, 2015, Depomed’s financial advisors spoke with Horizon’s financial advisors, and Horizon’s financial advisors indicated that Horizon would be willing to increase its proposed price to acquire Depomed by $3.00 to $32.25 per share in Horizon Ordinary Shares, contingent on Depomed engaging in constructive dialogue toward a transaction. Depomed’s financial advisors stated that they would discuss the new price with Depomed management and discuss with the

Board on July 12, 2015, and would follow up with Horizon’s financial advisors after the Board meeting of that day. They never followed up, and Depomed instead announced the next day the adoption of the Rights Agreement (as defined below) and the Bylaw amendments discussed immediately below.

•	On July 12, 2015, Depomed adopted a rights agreement declaring a dividend of one right for each outstanding share of Company Common Stock (the “Rights Agreement”). The plan is triggered by, among other things, a person or group acquiring 10% or more of the outstanding shares of Company Common Stock.

•	On the same day, Depomed amended its previous Bylaws and instituted various notice and information requirements with respect to the shareholders’ right to call a special meeting, making it more difficult and time-consuming to do so.

•	On July 13, 2015, Horizon issued a press release voicing its disappointment with Depomed’s decision to limit shareholders’ ability to take advantage of the Horizon Offer by implementing the Rights Agreement and amending the Bylaws to delay and make more difficult the calling of a special meeting.

•	On July 18, 2015, one of Horizon’s directors spoke to the Depomed Chairman of the Board to encourage Depomed to engage in discussions with Horizon.

•	On July 21, 2015, Horizon delivered a letter to Depomed increasing its proposed price to acquire the Company to $33.00 per share in Horizon Ordinary Shares.

•	On the same day, Depomed confirmed receipt of the revised Horizon Offer.

•	On July 23, 2015, Mr. Walbert contacted Mr. Schoeneck to yet again encourage discussions on the potential combination.

•	On July 29, 2015, Depomed issued a press release announcing that the Board had unanimously rejected Horizon’s July 21, 2015 offer of $33.00 per share in Horizon Ordinary Shares.

•	On the same day, Depomed sent a letter to Horizon stating that the Board had rejected the revised Horizon Offer.

•	On July 30, 2015, Mr. Walbert had a discussion with Mr. Schoeneck to request feedback regarding a value and terms that would compel Depomed to engage with Horizon. Mr. Schoeneck committed to follow up within one (1) day.

•	On July 31, 2015, Morgan Stanley and Leerink, financial advisors to Depomed, informed Citi and Jefferies, financial advisors to Horizon, that Depomed again would not be providing any guidance other than that Horizon should submit a substantially more compelling offer.

•	On the same day, Mr. Walbert sent a letter via email to Mr. Schoeneck further clarifying the Horizon Offer to ensure consistency with the message being delivered to Depomed by its financial advisors and reiterating the value being offered by Horizon to the Depomed shareholders. Additionally, the letter made clear that if Depomed did not provide feedback on what value and terms it would be willing to consider and Depomed did not engage in constructive discussions with Horizon, Horizon would take its proposal directly to Depomed’s shareholders and challenge the decision making of the Board.

•	On August 1, 2015, letters substantially similar to the July 31st letter sent by Mr. Walbert to Mr. Schoeneck described immediately above were sent via email by two Horizon directors to the Depomed Chairman of the Board and another Depomed director.

•	On August 3, 2015, Horizon issued a press release announcing, among other things, that it had submitted to Depomed a notice pursuant to the Bylaws to request that the Board set a record date for determining shareholders entitled to call a special meeting (such notice, the “Record Date Request Notice” and such date, a “Request Record Date”) and filed a preliminary solicitation statement with the SEC to solicit revocable proxies from shareholders who, together with Horizon, held shares of Company Common Stock representing not less than the Special Meeting Percentage (the “Solicitation Statement”), beginning the process for calling a shareholder meeting to consider the Proposals.

•	On the same day, Horizon announced it is judicially challenging the Rights Agreement and Bylaw amendments that delay and make more difficult the calling of a special meeting. For additional background on the foregoing litigation, please see the section titled “Litigation” in this Proxy Statement below.

•	On the same day, Horizon sent a letter to Depomed requesting clarification as to how it would apply certain portions of the Bylaws to the special meeting process.

•	On the same day, Depomed announced it would review the Record Date Request Notice and that it was filing a lawsuit to assert a claim for violation of the California Uniform Trade Secrets Act and breach of contract and alleging that Horizon made fraudulent and misleading statements to the Company’s shareholders. For additional background on the foregoing litigation, please see the section titled “Litigation” in this Proxy Statement below.

•	On August 7, 2015, Depomed sent a letter to Horizon indicating its unwillingness to make a counter-offer to the revised Horizon Offer.

•	On August 10, 2015, Depomed sent a letter to Horizon asking Horizon to clarify Proposal 1 regarding the removal of the Board and confirming that unaffiliated beneficial owners of shares of Company Common Stock will not be required to provide information that would not be customary for a solicitation process of this nature.

•	On August 12, 2015, Horizon sent a letter to Depomed in response to the letter immediately above providing clarification with respect to Proposal 1 and acknowledging Depomed’s confirmation that unaffiliated beneficial owners of shares of Company Common Stock would not be required to provide information that would not be customary for a solicitation process of this nature.

•	On August 13, 2015, Horizon issued a press release and delivered a letter to the Board reiterating the Horizon Offer to acquire Depomed for $33.00 per share in Horizon Ordinary Shares and fixing the exchange ratio of such offer at 0.95 Horizon Ordinary Shares for each share of Company Stock based on the 15-day volume weighted average price of a Horizon Ordinary Share as of August 12, 2015, or $34.74 per share. Additionally, in that same press release and letter, Horizon announced that, subject to its ongoing discussions with Depomed shareholders, it would be willing to amend the Horizon Offer to offer Depomed shareholders a cash-stock mix with up to 25% of the consideration in cash at the election of each respective Depomed shareholder, subject to certain terms and conditions, including a reduction in the total consideration per share to $32.50 per share to partially offset incremental costs associated with including cash as a component of the consideration.

•	On the same day, Depomed issued a press release, among other things, commenting on the Horizon August 13, 2015 letter and indicating that the Board, consistent with its fiduciary duties, would carefully review and evaluate the revised offer to determine the course of action it believes is in the best interests of Depomed and its shareholders.

•	On August 14, 2015, Horizon filed amendment no. 1 to the Solicitation Statement with the SEC.

•	On August 17, 2015, Mr. Walbert sent a letter via email to Mr. Schoeneck reiterating Horizon’s desire to reach a consensually negotiated transaction that is mutually beneficial to Horizon’s and Depomed’s respective shareholders, and noting that based solely upon feedback from Depomed investors, it was Horizon’s understanding that Mr. Schoeneck and the Board were ready to meaningfully engage with Horizon. To pave the way for meaningful dialogue, a confidentiality agreement was included with the letter for Depomed’s review and execution.

•	On August 19, 2015, Horizon submitted to Depomed a supplement to the Record Date Request Notice (the “Election Record Date Request Notice”) to provide for the Election Proposal, i.e., a proposal to elect the Horizon Nominees to the Board, contingent on Proposal 1, Horizon’s proposal to remove the current Board, being passed, to be included in the agenda for the Removal and Bylaw Amendments Special Meeting and delivered such supplement to Depomed in accordance with the Bylaws.

•	On the same day, Horizon issued a press release announcing the Election Proposal and the Horizon Nominees.

•	On the same day, Horizon filed amendment no. 2 to the Solicitation Statement with the SEC to provide for the Election Proposal.

•	On the same day, following Horizon’s submission of the Election Record Date Request Notice, issuance of its foregoing press release and filing of its amendment no. 2 to the Solicitation Statement with the SEC, Depomed issued a press release and delivered a letter to Horizon announcing that the Board had unanimously rejected the Horizon Offer as reiterated by Horizon on August 13, 2015 at a fixed exchange ratio of 0.95 Horizon Ordinary Shares for each share of Company Common Stock. The Board also pre-emptively rejected our possible amendment of the Horizon Offer to offer Depomed shareholders a cash-stock mix with up to 25% of the consideration in cash at the election of each respective Depomed shareholder, subject to certain terms and conditions.

•	On August 21, 2015, the Horizon Sub filed an ex parte application with the Superior Court of the State of California, County of Santa Clara (the “Superior Court”), for an order to shorten the time for the Superior Court to hear a preliminary injunction motion to enjoin enforcement of the Rights Agreement and Sections 2(b), 2(c) and 2(d) of the Bylaws. That same day, the Company filed an ex parte application with the Superior Court for expedited discovery, a briefing schedule and hearing on a preliminary injunction motion for the Company’s claims. For additional background on the foregoing litigation, please see the section titled “Litigation” in this Proxy Statement below.

•	On the same day, Depomed sent a letter to Horizon indicating, among other things, that it viewed the Record Date Request Notice as premature and that for the Election Proposal to be included in the agenda for the Removal and Bylaw Amendments Special Meeting, Depomed would only be willing to treat the Record Date Request Notice, together with the Election Record Date Request Notice, as a new “Record Date Request Notice” under the Bylaws that Depomed would deem to have been delivered as of August 19, 2015 rather than August 3, 2015, thereby at a minimum delaying the setting of the Request Record Date for a special meeting by up to sixteen (16) days from our initial submission of our Record Date Request Notice. Depomed asked, alternatively, whether we would confirm that we stood by the Record Date Request Notice as originally submitted on August 3, 2015.

•	On August 26, 2015, Horizon sent a letter in response to the foregoing Depomed letter that, among other things, asked that Depomed reconsider such rejection but affirmed that, under Depomed’s then-current interpretation of the Bylaws, Horizon was willing to request a second, additional special meeting of shareholders to consider the Election Proposal alone (i.e., the Election Special Meeting) and stood by the Record Date Request Notice as originally submitted. Horizon asked, however, that Depomed promptly set the Request Record Dates for the Removal and Bylaw Amendments Special Meeting and Election Special Meeting as of the same date to ensure both that the same group of shareholders was entitled to call the two related special meetings and that Horizon would be able to call the two special meetings as of dates that are close in time, if not the same day.

•	On August 28, 2015, Horizon filed amendment no. 3 to the Solicitation Statement with the SEC to provide for the calling of the Removal and Bylaw Amendments Special Meeting and the Election Special Meeting in accordance with the foregoing letter it sent to Depomed.

•	On August 31, 2015, Depomed sent a letter to Horizon stating that the Board had set the Request Record Date for the Removal and Bylaw Amendments Special Meeting as October 29, 2015. However, Depomed neither confirmed the validity of Horizon’s Record Date Request Notice for such meeting, reserving the right to nonetheless contest the validity of such notice, nor set the Request Record Date for the Election Special Meeting.

•	On September 8, 2015, filed the definitive Solicitation Statement.

•	On the same day, to further demonstrate our commitment to pursuing a combination with Depomed notwithstanding Depomed’s ongoing refusal to meaningfully engage with us, Horizon commenced the Exchange Offer and filed a Schedule TO and a Registration Statement on Form S-4. The Exchange Offer is scheduled to expire at 5:00 p.m., Eastern Time, on Friday, November 6, 2015, unless Horizon extends the period of time for which the Exchange Offer is open. The Exchange Offer is subject to a number of conditions, including that the Board shall have redeemed the poison pill rights granted under the Rights Agreement, or such poison pill rights shall have been otherwise rendered inapplicable to the Exchange Offer.

•	On the same day, Depomed issued a press release confirming Horizon’s announcement of the commencement of the Exchange Offer, noting that the Board would carefully review and evaluate the Exchange Offer and subsequently advise Depomed shareholders of the Board’s position regarding the Exchange Offer on a Schedule 14D-9 and advising Depomed shareholders to take no action until the Board’s position is so disclosed.

•	On the same day, Horizon filed a premerger notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR”), relating to the proposed acquisition of Depomed.

•	On September 10, 2015, Horizon filed amendment no. 1 to the Schedule TO, definitive additional soliciting materials and a Form 425 to include a letter to Depomed shareholders regarding the proposed acquisition of Depomed by Horizon and Horizon’s solicitation of Depomed shareholders’ to join us in seeking to call the Removal and Bylaw Amendments Special Meeting and the Election Special Meeting.

•	On September 14, 2015, Depomed filed a Schedule 14D-9 with the SEC stating, among other things, that the Board unanimously determined that the Exchange Offer is inadequate and not in the best interests of Depomed and its shareholders and that the Board was recommending Depomed shareholders reject the Exchange Offer and not tender their respective shares of Company Common Stock in the Exchange Offer.

•	On the same day, Depomed filed a preliminary revocation statement on Schedule 14A with the SEC (the “Revocation Statement”) in opposition to Horizon’s Solicitation Statement and solicitation of Depomed shareholders’ to join us in seeking to call the Removal and Bylaw Amendments Special Meeting and the Election Special Meeting. Depomed stated, among other things, that the Board unanimously determined that such Horizon solicitation is contrary to the best interests of Depomed and its shareholders, vigorously opposed such solicitation and recommended Depomed shareholders not submit revocable proxies and join us in seeking to call such special meetings.

•	On September 15, 2015, Depomed sent a letter to Horizon stating that the Board had set the Request Record Date for the Election Special Meeting as November 13, 2015. Depomed did not, however, confirm the validity the Election Record Date Request Notice, instead reserving the right to nonetheless contest the validity of such notice.

•	On the same day, Depomed amended its original complaint in its lawsuit against Horizon to dismiss its claim for violation of the California Uniform Trade Secrets Act and to add the Horizon Sub as a defendant. For additional background on the foregoing litigation, please see the section titled “Litigation” in this Proxy Statement below.

•	On September 17, 2015, Horizon filed amendment no. 2 to the Schedule TO, definitive additional soliciting materials and a Form 425 to include an investor presentation regarding the proposed acquisition of Depomed by Horizon and Horizon’s solicitation of Depomed shareholders’ to join us in seeking to call the Removal and Bylaw Amendments Special Meeting and the Election Special Meeting.

•	On September 18, 2015, Depomed filed amendment no. 1 to its Schedule 14D-9 to include an investor presentation and the September 15, 2015 letter to Horizon.

•	On September 25, 2015, Horizon filed amendment no. 1 to the Registration Statement on Form S-4, amendment no. 3 to the Schedule TO, definitive additional soliciting materials and Form 425s to, among other things, include a revised version of the September 17, 2015 investor presentation and a letter to Depomed shareholders regarding the informal target date for submitting consents in Horizon’s solicitation of Depomed shareholders’ to join us in seeking to call the Removal and Bylaw Amendments Special Meeting and the Election Special Meeting.

•	On September 28, 2015, Horizon issued a press release announcing that Institutional Shareholder Services, in a published report, had unequivocally recommended that Depomed shareholders join us in calling the Removal and Bylaw Amendments Special Meeting and the Election Special Meeting after concluding, among other things, that the Rights Agreement and the Bylaws, which were unilaterally adopted by the Board without shareholder approval, “materially impact shareholder rights” and “do not appear to strike an appropriate balance between the [Board’s] need for more time to evaluate hostile bids and shareholders’ ability to voice their views on strategic and governance decisions.”[1]

[1]	Permission to use quoted material was neither sought nor obtained.

•	On September 29, 2015, Horizon issued a press release announcing that Glass Lewis & Co., in a published report, had unequivocally recommended that Depomed shareholders join us in calling the Removal and Bylaw Amendments Special Meeting and the Election Special Meeting after concluding, among other things, that the Board “has not presented a sufficiently compelling argument for why the recent . . . amendments [to the Bylaws] are necessary or for why it rejected [Horizon’s] overtures” and that “it would be in the best interests of [Depomed] shareholders to consent to the calling of the Removal and Bylaw Amendments Special Meeting and the Election Special Meeting so that the merits of the underlying issues can be more carefully evaluated.”[2]

•	On the same day, Depomed filed amendment no. 1 to the Revocation Statement and amendment no. 2 to its Schedule 14D-9 with the SEC.

•	On September 30, 2015, Depomed filed its definitive Revocation Statement with the SEC.

•	On October 7, 2015, Horizon submitted preliminary special meeting requests, along with proxy cards and accompanying voting instructions, for the Removal and Bylaw Amendments Special Meeting and the Election Special Meeting to Depomed on behalf of shareholders representing at least the Special Meeting Percentage requesting that each of the meetings be called for December 4, 2015 (the “Preliminary Special Meeting Requests”).

•	On the same day, Horizon announced that another leading proxy advisory firm, Proxy Mosaic, had also unequivocally recommended that Depomed shareholders join us in calling the Removal and Bylaw Amendments Special Meeting and the Election Special Meeting after concluding, among other things, that the Board’s “‘scorched earth’ approach to corporate governance over the past few months suggests that the [B]oard’s intention is to delay and obstruct [the Horizon Offer] to the fullest extent possible,” and that “the Depomed directors have demonstrated a fairly wanton disregard for shareholder franchise.”[3]

•	On October 9, 2015, Horizon announced that the HSR waiting period had expired with respect to Horizon’s proposed acquisition of Depomed.

•	On the same day, Depomed sent a letter to Horizon in response to the Preliminary Special Meeting Requests stating that it would consider any special meeting requests for the Removal and Bylaw Amendments Special Meeting and the Election Special Meeting only after October 29 and November 13, 2015, the respective Request Record Dates for each meeting.

[2]	Permission to use quoted material was neither sought nor obtained.
[3]	Permission to use quoted material was neither sought nor obtained.

OUR PROPOSALS FOR THE REMOVAL AND BYLAW AMENDMENTS SPECIAL MEETING

Horizon is soliciting your proxy for the Removal and Bylaw Amendments Special Meeting in support of the following Proposals:

•	Proposal 1: “RESOLVED, that the seven members of the current Board, constituting the entire current Board, Peter D. Staple, Vicente Anido, Jr., Karen A. Dawes, Louis J. Lavigne, Jr., Samuel R. Saks, James A. Schoeneck and David B. Zenoff, as well as any person or persons elected or appointed to the Board without shareholder approval after Depomed’s 2015 Annual Meeting of Shareholders, and up to and including the date of the Removal and Bylaw Amendments Special Meeting, be removed from office as directors of the Company, each such removal to become effective upon the election of each successor by the shareholders of the Company.”

Voting Standard

Section 19 of the Bylaws, together with Section 303(a) of the CGCL, provides that all of the directors may be removed without cause if such removal is approved by the affirmative vote of a majority of the outstanding shares of Company Common Stock entitled to vote.

Background

If Proposal 1 passes, the directors will remain on the Board until successors are duly elected and qualified at a special or annual meeting of the shareholders of the Company. As discussed in the section titled “Our Plans for the Election Special Meeting” in this Proxy Statement below, we are currently in the process of seeking to call the Election Special Meeting to elect such successors and hope to have such meeting called as close in time as possible to the Removal and Bylaw Amendments Special Meeting pursuant to the Bylaws and the CGCL to minimize the time during which the current directors would remain on the Board subject to removal if Proposal 1 passes. We are seeking to remove Peter D. Staple, Vicente Anido, Jr., Karen A. Dawes, Louis J. Lavigne, Jr., Samuel R. Saks, James A. Schoeneck and David B. Zenoff because we believe they refused to act in the best interests of shareholders by willfully failing to engage in meaningful discussions or negotiations with, or provide information to, Horizon following the Horizon Offer. Further, we are seeking to remove the entire current Board rather than a lesser number of directors based on the view that doing so ensures the greatest likelihood that the successor Board will engage in good faith discussions with Horizon with respect to the Horizon Offer or any future business combination offer from Horizon. Though we seek to remove the entire Board while beneficially owning approximately 3.73% of the outstanding shares of Company Common Stock, we will only succeed in doing so if shareholders holding a majority of the outstanding shares of Company Common Stock entitled to vote at the Removal and Bylaw Amendments Special Meeting vote in favor of such action. Moreover, we believe such action is in the best interests of all Company shareholders in light of the current Board’s actions.

Indeed, the current Board has publicly, unanimously and summarily rejected Horizon’s $29.25 per share offer of May 27, 2015, and its increased $33.00 per share offer of July 21, 2015 and has been unwilling to engage in any meaningful discussions with Horizon or provide Horizon access to any additional information relating to the Board’s assessment of the Company’s value to support a higher offer from Horizon. Horizon’s offers represented an approximately 42% and 60% premium, respectively, from the Company’s market price of $20.64 at the close of business on July 6, 2015, the day before Horizon’s first proposal was publicly announced. The primary actions taken by the Company have been to adopt the Rights Agreement and amend the Bylaws to make it more difficult for shareholders to call a special meeting.

We strongly urge you to vote “FOR” Proposal 1 by signing, dating and returning the enclosed WHITE Proxy Card in the enclosed postage paid envelope. You may also vote by telephone using the toll-free number on the WHITE Proxy Card or over the Internet using the Internet address on the WHITE Proxy Card.

•	Proposal 2: “RESOLVED, that the amendments to Sections 2 and 5 of the Bylaws adopted and approved by the Board on July 12, 2015 be and hereby are repealed as set forth in such sections of the Bylaws attached as Exhibit A to the Proxy Statement so as to remove the onerous requirements imposed thereby on the process for calling a special meeting of shareholders and for submitting shareholder proposals.”[4]

•	Proposal 3: “RESOLVED, that any amendment or provision of the Bylaws adopted and approved by the Board that changes the Bylaws in any way from the version of the Bylaws adopted and approved by the Board on July 12, 2015 through the date of the Removal and Bylaw Amendments Special Meeting be and hereby is repealed, and that the section of the Bylaws entitled “AMENDMENT OF BYLAWS” be and hereby is amended to eliminate the power of the Board to adopt, amend or repeal the Bylaws from the date of the Removal and Bylaw Amendments Special Meeting through 120 days following such date as set forth in such section of the Bylaws attached as Exhibit A to the Proxy Statement.”

Voting Standard

Section 42 of the Bylaws, together with Section 211 of the CGCL, provides that approval of each of Proposals 2 and 3 requires the affirmative vote of a majority of the outstanding shares of Company Common Stock entitled to vote.

Background

Proposals 2 and 3 are together designed to (i) undo the Board’s efforts, via amendments to the Bylaws approved and adopted by the Board on July 12, 2015, to hinder the shareholders’ statutory right to call a special meeting and otherwise submit shareholder proposals at any meetings and (ii) prevent the Board from taking any such further actions to amend the Bylaws to attempt to nullify or delay the actions taken by, or proposed to be taken by, the shareholders pursuant to the other Proposals, or to create new obstacles to the consideration by shareholders of the Horizon Offer or any future business combination proposal.

[4]	We note that the characterization of the requirements for calling a special meeting of shareholders and for submitting shareholder proposals as “onerous” is our belief and not a factual statement.

With respect to Proposal 2, the repeal of the amendments as set forth in the language marked as struck out in Sections 2 and 5 in the Bylaws attached as Exhibit A to this Proxy Statement simplifies the mechanics for nominating directors or proposing business at any annual or special meeting by removing the burdensome informational and procedural requirements for proposing business and nominating directors imposed by the Board, such as:

•	the shareholder having to provide detailed information regarding the business proposed to be conducted, as to the shareholder, any beneficial owner with respect to such shareholder’s shares, if any, and any such beneficial owner’s “control person” (as defined in the Bylaws), and as to each nominee, if any, which requirements may in sum require greater disclosure than that required by the federal proxy rules and California law;

•	the shareholder having to make a representation regarding its appearance in person or by proxy to present the matters at the applicable meeting; and

•	as described herein, to call a special meeting, shareholders must not only meet the Special Meeting Percentage required by the CGCL but must also follow a protracted request process that could take as many as eighty-eight (88) days following the Company’s receipt of a valid record date request notice just to secure a record date (i.e., the request record date) pursuant to which a shareholder may solicit other shareholders to obtain the Special Meeting Percentage. The Company has at least one (1) shareholder who owns in excess of 10% of the Company’s shares. That shareholder could not, under the Bylaw amendments, call a special meeting without submitting a record date request and waiting up to eighty-eight (88) days for the Company to comply.

We strongly urge you to vote “FOR” Proposal 2 and Proposal 3 by signing, dating and returning the enclosed WHITE Proxy Card in the enclosed postage paid envelope. You may also vote by telephone using the toll-free number on the WHITE Proxy Card or over the Internet using the Internet address on the WHITE Proxy Card.

The approval by Depomed shareholders of any of the Proposals at the Removal and Bylaw Amendments Special Meeting would not ensure that Depomed pursues or consummates the Horizon Offer or any other business combination with Horizon.

We strongly urge you to vote “FOR” Proposals 1-3 by signing, dating and returning the enclosed WHITE Proxy Card in the enclosed postage paid envelope. You may also vote by telephone using the toll-free number on the WHITE Proxy Card or over the Internet using the Internet address on the WHITE Proxy Card.

•	Proposal 4: “RESOLVED, that the adjournment of the Removal and Bylaw Amendments Special Meeting, or any adjournments thereof, to another time and place if necessary or appropriate to, among other things, solicit additional proxies if there are insufficient votes at the time of the Removal and Bylaw Amendments Special Meeting to approve Proposals 1 through 3 be and hereby is approved.”

Voting Standard

Section 9 of the Bylaws, together with Section 602(c) of the CGCL, provide that any meeting of shareholders may be adjourned from time to time by an affirmative vote of a majority of the shares of Company Common Stock entitled to vote and represented either in person or by proxy, whether or not a quorum is present, at such meeting of shareholders.

We strongly urge you to vote “FOR” Proposal 4 by signing, dating and returning the enclosed WHITE Proxy Card in the enclosed postage paid envelope. You may also vote by telephone using the toll-free number on the WHITE Proxy Card or over the Internet using the Internet address on the WHITE Proxy Card.

OTHER AUTHORIZATIONS FOR THE REMOVAL AND BYLAW AMENDMENTS SPECIAL MEETING

Other Proposals

As of the date hereof, we do not expect any matters other than the Proposals to be considered and voted upon at the Removal and Bylaw Amendments Special Meeting. In the event that Depomed includes any additional proposals for consideration at the Removal and Bylaw Amendments Special Meeting in the notice to Depomed shareholders of such meeting, pursuant to the WHITE Proxy Cards, we are requesting discretionary authority to oppose and vote against any proposals other than the Proposals that come before the Removal and Bylaw Amendments Special Meeting. Under the Bylaws and the CGCL, absent a waiver of notice or consent to holding the Removal and Bylaw Amendments Special Meeting, in each case from Depomed shareholders not present in person or by proxy at the Removal and Bylaw Amendments Special Meeting, only those matters set forth in the notice to Depomed shareholders of the Removal and Bylaw Amendments Special Meeting may be considered and voted upon at such meeting. Under the Bylaws and the CGCL, Depomed may include its own proposals for consideration at the Removal and Bylaw Amendments Special Meeting in such meeting notice.

Adjournment and Postponement

As of the date hereof, we do not expect the Removal and Bylaw Amendments Special Meeting to be adjourned or postponed to a later time and date. Under the Bylaws and the CGCL, Depomed shareholders, by a majority vote at the Removal and Bylaw Amendments Special Meeting by the holders of Company Common Stock entitled to vote and represented in person or by proxy, whether or not a quorum is present, may adjourn the meeting to another time or place without further notice. If the adjournment is for more than forty-five (45) days or, if after the adjournment, a new record date is fixed for the adjourned meeting, a new notice of the adjourned meeting will be given to each shareholder of record entitled to vote at the adjourned meeting. Pursuant to the WHITE Proxy Cards, we are requesting authority (i) to initiate and vote for the Proposal 4, (ii) to adjourn or postpone the Removal and Bylaw Amendments Special Meeting if necessary or appropriate to, among other things, solicit additional proxies if there are insufficient votes at the time of the Removal and Bylaw Amendments Special Meeting to approve Proposals 1 through 3 and (iii) to oppose and vote against any proposal other than Proposal 4 to adjourn or postpone the Removal and Bylaw Amendments Special Meeting.

OUR PLANS FOR THE ELECTION SPECIAL MEETING

If we, with the support of other shareholders, are successful in requesting that the Election Special Meeting be called pursuant to the Bylaws and such meeting is called, we expect to ask Depomed shareholders to consider and vote on the Election Proposal below at the Election Special Meeting.

•	Election Proposal: “RESOLVED, that the following seven individuals be and hereby are elected to serve as directors on the Board, contingent on Proposal 1 being passed: Robert M. Daines, Charles M. Fleischman, Elizabeth M. Greetham, Jack L. Kaye, Steven A. Lisi, Steven J. Shulman and Ralph H. Thurman.”

Voting Standard

Section 18 of the Bylaws, together with Section 305(a) of the CGCL, provides that only shareholders may elect directors to fill any vacancies arising from any removal of directors by approval of the affirmative vote of a majority of the shares represented and voting at a duly called meeting of shareholders at which a quorum is present (in which shares voting affirmatively also constitute at least a majority of the required quorum). Consequently, if Proposal 1 passes at the Removal and Bylaw Amendments Special Meeting, the resulting vacancies may only be filled by the shareholders. Pursuant to Section 9 of the Bylaws, a majority of the shares entitled to vote, represented in person or by proxy, shall constitute the required quorum to elect the successor directors pursuant to the Election Proposal.

Background

Each Horizon Nominee named in the Election Proposal has consented to be named in any proxy or solicitation statement and proxy cards to be filed with the SEC and distributed to shareholders of Depomed by Horizon and to serve as a director of the Company, if elected, in accordance with Section 5(d)(i)(2) of the Bylaws. Although the Horizon Nominees have not made any commitment to us if elected other than that they will serve as directors, exercise their independent judgment in accordance with their fiduciary duties in all matters before the Board and otherwise discharge their duties as directors of the Company consistent with all applicable legal requirements, we believe that the Horizon Nominees, if elected, are more likely than the current Board to engage in good faith discussions with Horizon with respect to the Horizon Offer or any future business combination offer from Horizon. Accordingly, if any Horizon Nominees are elected, there can be no assurances that Depomed will meaningfully engage with Horizon regarding the Horizon Offer or any future business combination offer made by Horizon or that the Horizon Offer or any future business combination offer made by Horizon would be consummated. If elected, each Horizon Nominee named in the Election Proposal would serve as a director until the Company’s annual meeting in 2016 or an intervening special meeting of Company shareholders at which directors are elected and a successor has been duly elected. We will, in accordance with SEC requirements, provide shareholders with a way to vote for inclusion of less than all of the Horizon Nominees in the elections contemplated by the Election Proposal.

In the event that Proposal 1 passes at the Removal and Bylaw Amendments Special Meeting and the directors named or described in Proposal 1 are removed from the Board creating seven (7) vacancies, but none of the Horizon Nominees are subsequently elected pursuant to the Election Proposal at the Election Special Meeting, then the current Board shall be subject to removal upon their successors otherwise being duly elected and qualified at the Company’s annual meeting in 2016 or an intervening special meeting.

Information Regarding the Horizon Nominees

See Schedule I to this Proxy Statement for additional information regarding the Horizon Nominees.

Election Special Meeting Proxy Materials

We will solicit votes for election of the Horizon Nominees pursuant to the Election Proposal only by means of a separate proxy statement, which will include more detailed information regarding voting at the Election Special Meeting, and a separate proxy card. In connection with such vote and in accordance with SEC requirements, we will provide shareholders with a way to vote for inclusion of less than all of the Horizon Nominees in the request contemplated by the Election Proposal.

The sole purpose of this solicitation, and the only effect of your return of the WHITE Proxy Card, is to provide Horizon and the named proxies with authority (i) to initiate and vote for the Proposals, (ii) to oppose and vote against any other proposals that come before the Removal and Bylaw Amendments Special Meeting, (iii) to adjourn or postpone the Removal and Bylaw Amendments Special Meeting if necessary or appropriate to, among other things, solicit additional proxies if there are insufficient votes at the time of the Removal and Bylaw Amendments Special Meeting to approve Proposals 1 through 3 and (iv) to oppose and vote against any proposal other than Proposal 4 to adjourn or postpone the Removal and Bylaw Amendments Special Meeting. Shareholders will not be able to vote on the Election Proposal at the Removal and Bylaw Amendments Special Meeting. A vote on the Election Proposal will only take place at the Election Special Meeting, if called.

Neither the calling of the Election Special Meeting nor the election of any Horizon Nominees pursuant to the Election Proposal at the Election Special Meeting would ensure that Depomed pursues or consummates the Horizon Offer or any other business combination with Horizon.

Why We Are Calling the Election Special Meeting

We are incurring the expense and formality of seeking to call the Election Special Meeting solely to consider the Election Proposal, which proposal is contingent on passage of Proposal 1 at the Removal and Bylaw Amendments Special Meeting, to avoid, as much as we believe possible, any further Depomed-caused impediments to shareholder action. On August 19, 2015, we submitted to the Company the Election Record Date Request Notice to supplement the Record Date Request Notice by introducing the Election Proposal into the agenda for the

Removal and Bylaw Amendments Special Meeting. We sought to supplement the agenda for the Removal and Bylaw Amendments Special Meeting before the Company had set the Request Record Date. The Company was not, therefore, prejudiced in any way by such supplement. Nonetheless, on August 21, 2015, the Company notified us that it had essentially rejected the Election Record Date Request Notice as a supplement by stating that under its interpretation of the Bylaws, it would consider such supplement together with the Record Date Request Notice only by treating the two together as a new “record date request notice” delivered on August 19, 2015 rather than the original date of the Record Date Request Notice, August 3, 2015, for purposes of the Bylaws. Such treatment by the Company could have resulted in a delay of up to sixteen (16) days in the setting of the Request Record Date, subject still to more possible delays upon the Company’s further review of the Record Date Request Notice and the Election Record Date Request Notice.

To try and avoid such potential sixteen (16)-day delay in the setting of the Request Record Date, we stood by the Record Date Request Notice as submitted to the Company on August 3 as a “record date request notice” under the Bylaws to call the Removal and Bylaw Amendments Special Meeting. Further, we asked that under the Bylaws, the Company treat the Election Record Date Request Notice as a second, stand-alone “record date request notice” for the calling of a second, additional special meeting solely to consider and vote on the Election Proposal, i.e., the Election Special Meeting. We had also asked that the Company set the same request record date for both the Removal and Bylaw Amendments Special Meeting and the Election Special Meeting to ensure both that the same group of shareholders were entitled to call the Removal and Bylaw Amendments Special Meeting and the Election Special Meeting and that Horizon is able to call such special meetings as of dates that are close in time, if not the same day, under the Company’s shareholder-called special meeting process. Notwithstanding our request, the Company has set the Request Record Date for the Election Special Meeting as November 13, 2015, or about two weeks after the Request Record Date for the Removal and Bylaw Amendments Special Meeting.

REMOVAL AND BYLAW AMENDMENTS SPECIAL MEETING VOTING PROCEDURES

Record Date; Vote Per Share

Depomed has one (1) class of voting shares outstanding and, as of September 10, 2015, there were 60,367,385 shares of Company Common Stock outstanding as reported in the Revocation Statement filed by the Company with the SEC on September 14, 2015. Only holders of record on the Record Date are entitled to receive notice of the Removal and Bylaw Amendments Special Meeting and to vote the shares of Company Common Stock that they held on the Record Date at the Removal and Bylaw Amendments Special Meeting. Each share of Company Common Stock will have one (1) vote on each matter to be voted on at the Removal and Bylaw Amendments Special Meeting. Depomed shareholders will not be entitled to cumulate their votes. The Record Date has been set for the close of business on [—], 2015. To the extent you sell your shares on or prior to the Record Date for the Removal and Bylaw Amendments Special Meeting, you will not have the right to vote on the Proposals at the Removal and Bylaw Amendments Special Meeting.

Quorum

A majority of the outstanding shares of Company Common Stock entitled to vote at the Removal and Bylaw Amendments Special Meeting must be present in person or by proxy in order for there to be a quorum at the Removal and Bylaw Amendments Special Meeting. Shareholders of record who are present at the Removal and Bylaw Amendments Special Meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the Removal and Bylaw Amendments Special Meeting, will have their shares of Company Common Stock included in the number of shares represented at the Removal and Bylaw Amendments Special Meeting for purposes of determining whether a quorum is present. Shares of Company Common Stock represented by broker non-votes (as described below), if any, will also be included in the number of shares of Company Common Stock treated as represented at the Removal and Bylaw Amendments Special Meeting for purposes of determining whether a quorum is present.

Representations of Requesting Shareholders

If you joined us in calling the Removal and Bylaw Amendments Special Meeting by granting us the authority to request the calling of such meeting on your behalf, then as a result of what we believe are onerous provisions in the Bylaws, you had to represent on such authorizing proxy that (i) you would notify the Company in writing within five (5) business days after the Record Date of the class or series and number of shares of stock of the Company owned of record by you, if any, and (ii) you intended to appear in person or by proxy at the Removal and Bylaw Amendments Special Meeting to propose such business as proposed in the Record Date Request Notice.

So as not to possibly invalidate such proxy for the calling of the Removal and Bylaw Amendments Special Meeting and to comply with the Bylaws, if you are such a shareholder, please provide the Company the foregoing written notice of shares owned of record by you in writing by [—], 2015 along with a copy to us c/o MacKenzie Partners, Inc. at 105 Madison Avenue, New York, NY 10016, so that we will be aware of all updates and will be able to ensure compliance with such notice requirement.

As your proxy for the calling of the Removal and Bylaw Amendments Special Meeting will not count as a vote “FOR” the Proposals, however, we also ask that you please submit a signed and completed WHITE Proxy Card so as to authorize us to initiate a vote on the Proposals by proxy on your behalf.

Broker Non-Votes; Abstentions

If you hold your shares through a bank, broker or other nominee (that is, in “street name”) and do not provide voting instructions to your bank, broker or other nominee, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote. In this case, a “broker non-vote” occurs.

For Proposals 1 through 3, abstentions and broker non-votes, if any, will each have the effect of a vote “AGAINST” each such proposal. For Proposal 4, abstentions will have the effect of a vote “AGAINST” Proposal 4, and broker non-votes, if any, will have no effect on the Proposal 4 vote.

Voting Methods

•	Voting by Mail. A WHITE Proxy Card is enclosed for your use. Whether or not you expect to attend the Removal and Bylaw Amendments Special Meeting, please sign, date and mail your WHITE Proxy Card promptly in the enclosed postage paid envelope provided.

•	Voting by Telephone. If you live in the United States, you may vote your proxy toll-free 24 hours a day, 7 days a week up until 11:59 P.M. Eastern Time on [—], 2015 by calling the toll-free telephone number on the WHITE Proxy Card. Please refer to the voting instructions on the WHITE Proxy Card. If you vote by telephone, please do not return your WHITE Proxy Card by mail.

•	Voting via the Internet. If you wish to vote via the Internet, you may submit your proxy from any location in the world 24 hours a day, 7 days a week, up until 11:59 P.M. Eastern Time on [—], 2015 by visiting the website provided on the WHITE Proxy Card. Please refer to the voting instructions on the WHITE Proxy Card. If you vote through the Internet, please do not return your WHITE Proxy Card by mail.

•

Vote in person by attending the Removal and Bylaw Amendments Special Meeting. Written ballots will be distributed to shareholders who wish to vote in person at the Removal and Bylaw Amendments Special Meeting. If you hold your shares through a bank, broker or other nominee, you must obtain a legal proxy from such custodian in order to vote in person at the Removal and Bylaw Amendments Special Meeting.

Revocable Proxies

Company shareholders who execute and deliver WHITE Proxy Cards solicited on behalf of Horizon in connection with the Proposals at the Removal and Bylaw Amendments Special Meeting will be permitted to revoke such proxies at any time before the proxy is exercised at the Removal and Bylaw Amendments Special Meeting by:

•	delivering an instrument revoking the earlier proxy card, or a duly executed later-dated proxy card for the same shares, including a Company-furnished proxy card, to MacKenzie Partners, our proxy solicitor, at 105 Madison Avenue, New York, NY 10016;

•	filing with the Company’s Corporate Secretary prior to the Removal and Bylaw Amendments Special Meeting either a notice of revocation or a duly executed later dated proxy for the same shares, including a Company-furnished proxy card;

•	if you have voted by telephone or through the Internet, calling the same toll-free number or by accessing the same web site and following the instructions provided on the WHITE Proxy Card; or

•	voting in person at the Removal and Bylaw Amendments Special Meeting.

Please note that if your shares of Company Common Stock are held in street name by a broker or other nominee, you must follow the instructions set forth in the instruction cards to revoke your earlier vote.

We strongly urge you not to sign any proxy card sent to you by Depomed with respect to the Removal and Bylaw Amendments Special Meeting. If you have already voted any proxy card that the Company may have sent you, you can change your vote by signing, dating and returning the WHITE Proxy Card to MacKenzie Partners at its address set forth below or by making use of the Internet and telephone voting facilities described above. If you hold your shares through a bank, broker or other nominee, you will need to contact your bank, broker or nominee and follow their instructions if you want to revoke a proxy or change your vote. Only your latest signed and dated proxy will count at the Removal and Bylaw Amendments Special Meeting.

SOLICITATION OF PROXIES; EXPENSES

The entire expense of preparing and mailing this Proxy Statement and any other soliciting material and the total expenditures relating to the solicitation of proxies for approval of the Proposals at the Removal and Bylaw Amendments Special Meeting will be borne by Horizon. In addition to the use of the mails, requests may be solicited by Horizon by mail, courier services, Internet, email, telephone, telegraph, facsimile, advertisements or in person. Banks, brokerage houses, and other custodians, nominees and fiduciaries will be requested to forward solicitation material to the beneficial owners of Company Common Stock that such institutions hold, and Horizon will reimburse such institutions for their reasonable out-of-pocket expenses in so doing.

Horizon has retained MacKenzie Partners, a proxy solicitation firm, to assist in the proxy solicitation in connection with the Removal and Bylaw Amendments Special Meeting. Horizon has agreed to pay MacKenzie Partners customary fees as may be mutually agreed. In addition, Horizon will reimburse MacKenzie Partners for its reasonable disbursements. MacKenzie Partners will be indemnified against certain liabilities and expenses. That firm will utilize approximately thirty-five (35) persons in its solicitation efforts.

Horizon estimates that its total expenditures relating to the solicitation of proxies for approval of the Proposals and the Election Proposal at the Removal and Bylaw Amendments Special Meeting and the Election Special Meeting, respectively, will be approximately $[—], excluding litigation costs. Total expenditures incurred to date relating to these solicitations have been approximately $[—], excluding litigation costs.

LITIGATION

On August 3, 2015, the Horizon Sub filed a lawsuit in the Superior Court naming as defendants the Company and the members of its Board, Vicente J. Anido, Jr., Karen A. Dawes, Louis J. Lavigne, Jr., Samuel R. Saks, James A. Schoeneck, Peter D. Staple, and David B. Zenoff. The lawsuit is captioned Horizon Pharma, Inc. v. Vicente J. Anido, Jr., et al., Case Number 1:15-cv-283835. The lawsuit alleges that the adoption by the Board of the Rights Agreement and Sections 2(b), 2(c), 2(d), and 5(d) of the Bylaws violates the CGCL, constitutes ultra vires acts, and breaches the fiduciary duties of the members of the Board. The lawsuit seeks, among other things, an order (i) declaring that the Rights Agreement and Sections 2(b), 2(c), and 2(d) of the Bylaws are invalid under California law, (ii) declaring that the members of the Board breached their fiduciary duties by enacting the Rights Agreement and Sections 2(b), 2(c), 2(d), and 5(d) of the Bylaws, (iii) enjoining the members of the Board from relying on, implementing, applying or enforcing either the Rights Agreement or Sections 2(b), 2(c), 2(d), or 5(d) of the Bylaws, (iv) enjoining the members of the Board from taking any improper action designed to impede, or which has the effect of impeding, the Horizon Offer or the efforts of Horizon to acquire control of the Company, and (v) compelling the members of the Board to redeem the Rights Agreement or to render it inapplicable to Horizon.

On August 3, 2015, the Company filed a lawsuit in the Superior Court against Horizon Pharma public limited company. The lawsuit is captioned Depomed, Inc. v. Horizon Pharma plc, et al., Case Number 1:15-cv-283834. The original complaint asserted a claim for violation of the California Uniform Trade Secrets Act and breach of contract in connection with Horizon Pharma public limited company’s alleged use in making the Horizon Offer of information obtained pursuant to a confidentiality agreement entered into as part of Horizon Pharma public limited company’s consideration of a business arrangement with Janssen Pharmaceuticals Inc. relating to its U.S. rights to NUCYNTA, which are now owned by the Company. The original complaint also alleged, among other things, that Horizon Pharma public limited company made fraudulent and materially misleading statements to the Company’s shareholders. On September 15, 2015, the Company amended its original complaint to dismiss its claim for violation of the California Uniform Trade Secrets Act and to add the Horizon Sub as a defendant. The lawsuit seeks, among other relief, an injunction (i) to prevent Horizon from continuing its allegedly improper and unlawful use of the Company’s confidential and trade secret data and (ii) to prevent Horizon from continuing to make and failing to correct its allegedly false and misleading statements in connection with the Horizon Offer.

In both of the above litigation matters, the Superior Court has calendared for November 5, 2015 a hearing on: (i) a preliminary injunction motion by the Horizon Sub to enjoin enforcement of the Rights Agreement and Sections 2(b), 2(c) and 2(d) of the Bylaws; and (ii) a preliminary injunction motion by the Company for its claims against Horizon.

CERTAIN INFORMATION REGARDING THE PARTICIPANTS

Horizon and the Horizon Sub may be deemed “participants” under SEC rules in this solicitation of proxies, in addition to the Horizon Nominees, Horizon’s directors, Timothy P. Walbert, Chairman, President and CEO; William F. Daniel; Michael Grey; Jeff Himawan; Virinder Nohria; Ronald Pauli; Gino Santini; and H. Thomas Watkins, and the following other executives and employees of Horizon: Robert F. Carey, Executive Vice President, Chief Business Officer; Paul W. Hoelscher, Executive Vice President, Chief Financial Officer; David G. Kelley, Executive Vice President, Company Secretary and Managing Director, Ireland; John J. Kody, Executive Vice President, Chief Commercial Officer; Barry J. Moze, Executive Vice President, Corporate Development; Jeffrey W. Sherman, Executive Vice President, Research and Development and Chief Medical Officer; Miles McHugh, Senior Vice President and Chief Accounting Officer; John Thomas, Executive Vice President, Corporate Strategy and Investor Relations; Brian Beeler, Executive Vice President and General Counsel; Geoffrey M. Curtis, Group Vice President, Communications; and Tina Ventura, Vice President, Investor Relations.

The principal office and address for Horizon, Horizon’s directors and the foregoing executive and employees of Horizon is Connaught House, 1st Floor, 1 Burlington Road, Dublin 4, Ireland. The principal office and address for the Horizon Sub is 520 Lake Cook Road, Suite 520, Deerfield, IL 60015.

The principal business of Horizon and the Horizon Sub is developing, acquiring, or in licensing and commercializing differentiated biopharmaceutical products that address unmet medical needs.

The principal occupation or employment of each of Horizon’s directors is disclosed on Horizon’s Definitive Proxy Statement for the 2015 Annual Meeting of Shareholders, as filed with the SEC on April 7, 2015.

The principal occupation or employment and principal business address of each Horizon Nominee is set forth in Schedule I of this Proxy Statement.

For information regarding purchases and sales of securities of the Company during the past two years by the participants in this solicitation, see Schedule II of this Proxy Statement.

Except as set forth in this Proxy Statement (including the Schedules and Exhibits), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his, her or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the special meeting; (xii) no participant in this solicitation holds any positions or offices with the Company; (xiii) no participant in this solicitation has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no corporations or organizations, with which any participant in this solicitation has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. Except as set forth in this Proxy Statement (including the Schedules and Exhibits), there are no material proceedings to which any participant in this solicitation or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

For the purposes of the foregoing, (i) the term “associates” shall have the meaning ascribed to that term in Rule 14a-1 of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) the term “family relationship” shall have the meanings ascribed to that term in Item 404(a) and Item 401(d), respectively, of Regulation S-K under the Exchange Act.

CERTAIN EFFECTS RELATED TO THIS SOLICITATION

2021 Notes

Based on a review of the Company’s public filings with the SEC, pursuant to the First Supplemental Indenture, dated as of September 9, 2014 to the Indenture dated as of September 9, 2014, between the Company and The Bank of New York Mellon Trust Company, N.A. (the “Supplemental Indenture”), regarding certain 2.50% Convertible Senior Notes due 2021 (the “2021 Notes”), the Proposals, if passed, and the Election Proposal, if any Horizon Nominee is elected pursuant to it, are not likely to result in any payments in connection with a “Fundamental Change” (as defined in the Supplemental Indenture), which definition includes the consummation of (i) any recapitalization, reclassification or change of the Company Common Stock (other than changes resulting from a subdivision or combination) as a result of which the Company Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets; (ii) any share exchange, consolidation or merger of the Company pursuant to which the Company Common Stock would be converted into cash, securities or other property or assets; or (iii) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Company and its subsidiaries, taken as a whole, to any person other than one of the Company’s subsidiaries; provided, however, that a transaction described in clause (ii) in which all persons in whose names’ at the time each particular 2021 Note is registered in the Company’s note register of all classes of the Company’s Common Equity (as defined in the Supplemental Indenture) immediately prior to such transaction own, directly or indirectly, more than 50% of all classes of Common Equity of the continuing or surviving corporation or transferee or the parent thereof immediately after such transaction in substantially the same proportions as such ownership immediately prior to such transaction shall not be a Fundamental Change. However, any of the transactions listed in clauses (i) through (iii) of the foregoing sentence will not constitute a Fundamental Change if at least 90% of the consideration received or to be received by holders of Company Common Stock, excluding cash payments for fractional shares, in connection with such transaction or transactions consists of shares of publicly listed common stock and as a result of such transactions the 2021 Notes become convertible into such consideration, excluding cash payments for fractional shares. The Proposals, if passed, and the Election Proposal, if any Horizon Nominee is elected pursuant to it, would not otherwise trigger a Fundamental Change under the 2021 Notes.

Senior Secured Notes

Further based on a review of the Company’s public filings with the SEC, pursuant to the Note Purchase Agreement, dated as of March 12, 2015, by and between the Company, the purchasers party thereto from time to time (“Purchasers”), and Deerfield Private Design Fund III, L.P. (the “Note Purchase Agreement”), pursuant to which the Company requested that the Purchasers purchase an aggregate principal amount of $575,000,000 of the Company’s senior secured notes (the “Senior Secured Notes”), the Proposals and the Election Proposal are not likely to result in any prepayment obligations and penalty prepayment premiums in connection with a “Major Transaction” under the Note Purchase Agreement. We cannot confirm whether this would be the case as of the date hereof as operative provisions of the Note Purchase Agreement as publicly disclosed have received confidential treatment. As publicly disclosed, a Major Transaction includes a consolidation, merger, exchange of shares, recapitalization, reorganization, business combination or any other event following which the holders of Company Common Stock immediately preceding such consolidation, merger, exchange, recapitalization, reorganization, combination or event either (i) no longer hold a majority of the shares of Company Common Stock or (ii) no longer have the ability to elect a majority of the Board.

2014 Omnibus Incentive Plan

Further based on a review of the Company’s public filings with the SEC, pursuant to the 2014 Omnibus Incentive Plan, effective as of February 19, 2014, Proposal 1 if passed without election of any Horizon Nominee pursuant to the Election Proposal or Proposal 1 if passed together with the election of any Horizon Nominee pursuant to the Election Proposal could each potentially result in a “Change in Control.” A Change in Control means any event so determined by the Board and that also constitutes a “change in the ownership or effective control” of the Company or change in “ownership of a substantial portion of the assets” of the Company within the meaning of Internal Revenue Code Section 409A(a)(2)(A)(v) (provided, that the Board may specify a definition of Change in Control in an award agreement that is not inconsistent with this definition of Change in Control), and accordingly the Board may so determine that Proposal 1 if passed without election of any Horizon Nominee pursuant to the Election Proposal or Proposal 1 if passed together with the election of any Horizon Nominee pursuant to the Election Proposal qualifies as a Change in Control. In the event of a Change in Control, the Compensation Committee of the Board can accelerate the vesting or exercisability of an award, eliminate or make less restrictive any restrictions in an award, waive any restriction or other provision of the plan or an award or otherwise amend or modify an award in any manner that is, in either case, (i) not materially adverse to the participant to whom such award was granted, (ii) consented to by such participant or (iii) authorized by section 15(c) of the plan; provided, however, that subject to certain exceptions, no such action shall permit the term of any option or stock appreciation right to be greater than ten (10) years from its grant date.

2004 Equity Incentive Plan

Further based on a review of the Company’s public filings with the SEC, pursuant to the Company’s 2004 Equity Incentive Plan, as amended on December 20, 2011, Proposal 1 if passed without election of any Horizon Nominee pursuant to the Election Proposal or Proposal 1 if passed together with the election of any Horizon Nominee pursuant to the Election Proposal could each potentially result in a “Change in Control” within the meaning of the 2004 Equity Incentive Plan, while the remaining Proposals are not likely to result in such event.

Examples of transactions or events that the Board may treat as Changes in Control are: (i) any person or entity, including a “group” as contemplated by Section 13(d)(3) of the Exchange

Act, acquires securities holding 50% or more of the total combined voting power or value of the Company, or (ii) as a result of or in connection with a contested election of Company directors, the persons who were Company directors immediately before the election cease to constitute a majority of the Board. Accordingly, the Board could potentially provide that the passage of Proposal 1 without election of any Horizon Nominee pursuant to the Election Proposal or Proposal 1 if passed together with the election of any Horizon Nominee pursuant to the Election Proposal constitute a Change in Control.

In connection with a Change in Control, notwithstanding any other provision of the plan, the Board may, but need not, take any one or more of the following actions. The Board may, in its sole discretion, provide that the vesting of any or all award shares subject to vesting or a right of repurchase shall accelerate or lapse, as the case may be. If the Board exercises such discretion with respect to options, such options shall become exercisable in full prior to the consummation of such event at such time and on such conditions as the Board determines, and if such options are not exercised prior to the consummation of the event, they shall terminate at such time as determined by the Board. The Board need not have adopted the same rules for each award or each awardee. Subject to any greater rights granted to participants as described under the foregoing provisions, any outstanding awards shall be treated as provided in any applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets, as the case may be. In addition, the Board may extend the date for the exercise of awards (but not beyond their original expiration date). The Board need not adopt the same rules for each award or each awardee.

Different rules apply under the 2004 Equity Incentive Plan in respect of individuals who are non-employee directors. In the event of a Change in Control while the awardee remains a non-employee director, the shares at the time subject to each outstanding option held by such awardee pursuant to the plan, but not otherwise vested, shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares as fully vested shares and may be exercised for any or all of those vested shares. Each such option shall remain exercisable for such fully vested Shares until the expiration or sooner termination of the option term in connection with a Change in Control.

Employee Stock Purchase Plan

Further based on a review of the Company’s public filings with the SEC, pursuant to the 2004 Employee Stock Purchase Plan, as amended on February 19, 2014, the Proposals are not likely to result in the immediate termination of the “Offering Period” thereunder. Each Offering Period consists of four (4) six (6)-month purchase periods during which payroll deductions of the participants are accumulated under the plan. In the event of, among other things, a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, each purchase right under the plan shall be assumed or an equivalent purchase right shall be substituted by the successor corporation or a parent or subsidiary of the successor corporation, unless the successor corporation does not agree to assume the option or to substitute an equivalent purchase right, in which case the Board may determine, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new purchase date.

Management Continuity Agreements

Further based on a review of the Company’s public filings with the SEC, Proposal 1 if passed without election of any Horizon Nominee pursuant to the Election Proposal or Proposal 1 if passed together with the election of any Horizon Nominee pursuant to the Election Proposal could each potentially trigger change in control payments under the May 2014 form of Management Continuity Agreement entered into with executive officers of the Company, while the other Proposals are not likely to trigger such payments.

The Management Continuity Agreement provides, among other things, that, subject to execution of a release of claims, in the event an executive officer is subject to an involuntary termination (a termination by the Company without “Cause” or by the executive for “Good Reason,” as those terms are defined in the Management Continuity Agreements) within ninety (90) days before or twelve (12) months following a “change in control” (as defined in the 2014 Omnibus Incentive Plan above), the executive officer is entitled to receive: (i) 100% vesting acceleration of such officer’s unvested Company equity awards; (ii) severance payments for a period of twenty-four (24) months (if the officer is the chief executive officer) or twelve (12) months (if the officer is not the chief executive officer) equal to the base salary which the officer was receiving immediately prior to the change in control (or immediately prior to the termination, if greater); (iii) a lump sum payment equal to two (2) times (if such officer is the chief executive officer) or equal to (if the officer is not the chief executive officer) such officer’s annual bonus target for the Company’s fiscal year in which the termination occurs; and (iv) payment by the Company of the full cost of the health insurance benefits provided to such officers immediately prior to the change in control through the earlier of the end of the severance period or until such officer is no longer eligible for such benefits under applicable law. The executive officer also would be entitled to outplacement benefits for a period of up to three (3) months with a provider and a program selected by the Company, provided the executive officer commences such services within ninety (90) days of their being offered. If the foregoing payments and benefits are subject to the “golden parachute” excise tax under the Internal Revenue Code, they will be reduced if and to the extent doing so would cause the executive to retain a greater amount on an after-tax basis.

The following table, from the Company’s Definitive Proxy Statement for the 2015 Annual Meeting of Shareholders, as filed with the SEC on April 6, 2015, sets forth potential payments to the Company’s named executive officers (as identified in such Proxy Statement) employed as of December 31, 2014 under the Management Continuity Agreements that would have been made had a change in control and an involuntary termination occurred on December 31, 2014.

Potential Payments—Involuntary Termination Following a Change in Control

Name	Severance Payments ($)		Bonus Payments ($)		Health Insurance Benefit ($)		Option and Stock Award Vesting Acceleration ($)(1)
James A. Schoeneck	1,250,000	(2)	1,050,000	(3)	42,506	(4)	5,010,382
August J. Moretti	376,620	(5)	163,265	(6)	19,828	(7)	1,595,386
Matthew M. Gosling	399,463	(5)	188,407	(6)	28,208	(7)	1,529,019
Thadd M. Vargas	341,038	(5)	137,089	(6)	20,436	(7)	1,424,345
Srinivas G. Rao, MD	375,000	(5)	150,000	(6)	18,289	(7)	642,000

(1)	Accelerated equity value as if the involuntary termination occurred on December 31, 2014.

(2)	The amount reported represents total severance payments over twenty-four (24) months.

(3)	The amount reported equals two times such officer’s annual bonus target for the Company’s fiscal year in which the termination occurs.

(4)	The amount reported represents total health and dental insurance premiums to be paid on behalf of the named executive officer for twenty-four (24) months.

(5)	The amount reported represents total severance payments over twelve (12) months.

(6)	The amount reported equals such officer’s annual bonus target for the Company’s fiscal year in which the termination occurs.

(7)	The amount reported represents health and dental insurance premiums to be paid on behalf of the named executive officer for twelve (12) months.

Filed Agreements

We have not independently verified if the copies of the agreements discussed above in this section of this Proxy Statement titled “Certain Effects Related to This Solicitation” (collectively, the “Filed Agreements”) and publicly filed by the Company with the SEC are the same as the executed copies of the Filed Agreements, and the analyses above are based on our review of the Company’s public SEC filings. While we are not aware of any, there may be other agreements that may be triggered by a change in control in connection with the Proposals. The discussion of the potential impact of the Proposals is based upon our review of the Filed Agreements and the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

OTHER MATTERS

The principal executive offices of the Company are located at 7999 Gateway Boulevard, Suite 300, Newark, California 94560. Except as otherwise noted herein, the information concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information. Although Horizon does not have any knowledge that would indicate that any statement contained herein that is based upon such documents and records is untrue, it does not take any responsibility for the accuracy or completeness of the information contained in such documents and records, or for any failure by the Company to disclose events that may affect the significance or accuracy of such information. For information regarding the security ownership of certain beneficial owners and management of the Company, see Schedule III of this Proxy Statement.

SHAREHOLDER PROPOSALS

According to Depomed’s 2015 Annual Meeting proxy statement, shareholders who wish to submit proposals for inclusion in the Company’s proxy statement for their 2016 Annual Meeting must submit such proposals so as to be received by Depomed at 7999 Gateway Blvd., Suite 300, Newark, California 94560, on or before December 9, 2015.

In addition, according to Depomed’s proxy statement for the 2015 Annual Meeting of Shareholders, the Company’s nominating and corporate governance committee will consider written proposals from shareholders for nominees for director. Any such nominations should be submitted to the nominating and corporate governance committee c/o the Secretary of the Company and should include (at a minimum) the following information: (i) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, if elected); (ii) the name(s) and address(es) of the shareholder(s) making the nomination and the number of shares of Company Common Stock which are owned beneficially and of record by such shareholder(s); and (iii) appropriate biographical information and a statement as to the qualifications of the nominee, and should be submitted in the time frame described in the Bylaws. Pursuant to the Bylaws, to be timely, a shareholder’s notice for a nomination at an annual meeting of shareholders shall be delivered to the Company Secretary at the principal executive offices of the Company not less than one-hundred-twenty (120) or more than one-hundred-fifty (150) days prior to the first anniversary of the date on which the corporation first mailed its proxy materials for the preceding year’s annual meeting of shareholders.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at Depomed’s 2016 Annual Meeting is based on information contained in Depomed’s 2015 proxy statement and Bylaws. The incorporation of this information in this Proxy Statement should not be construed as an admission by Horizon that such procedures are legal, valid or binding.

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements, including, but not limited to, statements related to solicitation of proxies of Depomed’s shareholders in connection with the Removal and Bylaw Amendments Special Meeting and the Election Special Meeting, the non-binding Horizon Offer, and the timing and benefits thereof, estimated future financial results and performance of the combined company and the combined company’s strategy, plans, objectives, expectations and intentions, anticipated product portfolio, the potential actions of the Horizon Nominees to serve on the Board and other statements that are not historical facts. These forward-looking statements are based on Horizon’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks that Horizon will ultimately not pursue a transaction with Depomed or Depomed will reject engaging in any transaction with Horizon; if a transaction is negotiated between Horizon and Depomed, risks related to Horizon’s ability to complete the acquisition on the proposed terms; the possibility that competing offers will be made; other risks associated with executing business combination transactions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the acquisition will not be realized; risks related to future opportunities and plans for the combined company, including uncertainty of the expected financial performance and results of the combined company following completion of the proposed acquisition; disruption from the proposed acquisition, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; the possibility that if the combined company does not achieve the perceived benefits of the proposed acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Horizon’s shares could decline, as well as other risks related to Horizon’s and Depomed’s respective businesses, including the ability to grow sales and revenues from existing products; competition, including potential generic competition; the ability to protect intellectual property and defend patents; regulatory obligations and oversight; and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in Horizon’s and Depomed’s respective filings and reports with the SEC. Horizon undertakes no duty or obligation to update any forward-looking statements contained in this Proxy Statement as a result of new information, except as required by applicable law or regulation.

YOUR SUPPORT IS IMPORTANT

NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, WE ARE SEEKING YOUR SUPPORT. PLEASE COMPLETE, EXECUTE AND DATE THE ENCLOSED WHITE PROXY CARD AS SOON AS POSSIBLE.

IF YOUR SHARES OF COMPANY COMMON STOCK ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION, ONLY IT CAN SIGN THE WHITE PROXY CARD WITH RESPECT TO YOUR COMPANY COMMON STOCK. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR A WHITE PROXY CARD TO BE SIGNED REPRESENTING YOUR SHARES OF COMPANY COMMON STOCK.

This solicitation does not constitute an offer to buy or solicitation of any offer to sell securities. The Exchange Offer will be made only through the Exchange Offer Documents that Horizon has filed with the SEC on September 8, 2015. DEPOMED SHAREHOLDERS ARE URGED TO READ CAREFULLY THE EXCHANGE OFFER DOCUMENTS (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS) AND ANY REGISTRATION STATEMENTS, PROSPECTUSES, PROXY STATEMENTS AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE EXCHANGE OFFER WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HORIZON, DEPOMED AND THE EXCHANGE OFFER.

WHOM YOU CAN CALL IF YOU HAVE QUESTIONS

If you have any questions or require any assistance, please contact MacKenzie Partners, Horizon’s proxy solicitor, at the following address and telephone numbers:

105 Madison Avenue

New York, NY 10016

Email: depomed@mackenziepartners.com

Call collect: (212) 929-5500

Call toll-free: (800) 322-2885

IT IS IMPORTANT THAT YOU SIGN AND DATE THE ENCLOSED WHITE PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

HORIZON PHARMA PUBLIC LIMITED COMPANY

HORIZON PHARMA, INC.

[—], 2015

SCHEDULE I

INFORMATION REGARDING THE HORIZON NOMINEES

In the event that the Company shareholders approve Proposal 1 at the Removal and Bylaw Amendments Special Meeting, i.e., the proposal to remove from office, without cause, the seven (7) members of the current Board, constituting the entire current Board, Peter D. Staple, Vicente Anido, Jr., Karen A. Dawes, Louis J. Lavigne, Jr., Samuel R. Saks, James A. Schoeneck and David B. Zenoff, as well as any person or persons elected or appointed to the Board without shareholder approval after Depomed’s 2015 Annual Meeting of Shareholders, and up to and including the date of the Removal and Bylaw Amendments Special Meeting, the Election Proposal provides that shareholders elect the Horizon Nominees at the Election Special Meeting once called. We reserve the right to request the appointment or election of substitute persons for any of the Horizon Nominees named herein. The information herein regarding a particular Horizon Nominee has been furnished to Horizon by such Horizon Nominee.

Name, Address, Age and Employment History. Set forth below are the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five (5) years of each of the proposed Horizon Nominees.

Name (Citizenship); Business Address	Age	Present Principal Occupation or Employment; Five (5) Year Employment History
Robert M. Daines Business Address: 559 Nathan Abbot Way Stanford University Stanford, CA 94305	51	Mr. Daines is currently the Pritzker Professor of Law and Business and Co-Director of the Rock Center for Corporate Governance at Stanford Law School. He teaches corporate law, corporate governance, mergers and acquisitions, corporate finance, and the law and economics of complex transactions. Mr. Daines regularly provides business and legal training to corporate directors as part of an executive education program on corporate governance and mergers and acquisitions run by Stanford Law School, Stanford Business School, The University of Chicago Booth School of Business and the Tuck School of Business at Dartmouth. From 1997 to 2004, Mr. Daines was a Professor of Law at New York University School of Law. In 2001 and 1999 he was a Visiting Professor and Visiting Olin Fellow at Yale Law School and Columbia Law School, respectively. Prior to his career as a professor, from 1993 to 1997, Mr. Daines was an Associate in Leveraged Finance at Goldman Sachs & Company, a global investment banking, securities and investment management firm. From 1992 to 1993, Mr. Daines clerked for the Honorable Ralph K. Winter of the United States Court of Appeals for the Second Circuit.

Mr. Daines is a former member of the NASDAQ Stock Market Review Council. He is also the former Chair of the Corporate and Securities Law Section of the American Law and Economics Association and the former Chair of the Law and Economics Section of the Association of American Law Schools.

Mr. Daines has a J.D. from Yale Law School and a B.S. in Economics and a B.A. in American Studies from Brigham Young University. Mr. Daines’ extensive knowledge of corporate law and corporate governance qualifies him to serve on the Board.

Charles M. Fleischman Business Address: 3565 Curtis Drive, P.O. Box 552 Teton Village, WY 83025	57

Mr. Fleischman has served as an Advanced Leadership Fellow at the Harvard Advanced Leadership Initiative since 2015. Mr. Fleischman held multiple positions at Digene Corporation, a biotechnology medical device company that is now part of publicly-traded Qiagen N.V., from 1990 to 2006, including President, Chief Financial Officer, Chief Operating Officer and a director. Prior to Digene Corporation, from 1987 to 1990, Mr. Fleischman was an Associate Director at Furman Selz LLC, an investment firm that is now part of publicly-traded ING Group. Prior thereto, he co-founded what is now ICAP plc, one of the world’s premier voice and electronic interdealer broker and a publicly-traded company.

Mr. Fleischman served as director of Cord Blood Registry, a newborn stem cell company that is now part of publicly-traded AMAG Pharmaceuticals, Inc., from 2012 to 2015. He served as director of Assurex Health, Inc., a privately-held personalized medicine company that specializes in pharmacogenomics, from 2014 to 2015. Mr. Fleischman also served as director of One Lambda, Inc., a developer and distributer of a line of histocompatibility typing and antibody detection products, laboratory instrumentation and computer software that is now part of publicly-traded Thermo Fisher Scientific Inc., from 2009 to 2012. Mr. Fleischman also served as a director of Dako A/S, a global leader in tissue-based cancer diagnostics that is now part of publicly-traded Agilent Technologies Inc., from 2007 to 2009. He is also a member of the National Advisory Council, Johns Hopkins University School of Education.

Mr. Fleischman has a bachelor’s degree in History from Harvard College and obtained his M.B.A. from the Wharton Graduate School of the University of Pennsylvania. Mr. Fleischman is qualified to serve on the Board based on his leadership experience in the pharmaceutical and medical technology industry. Mr. Fleischman qualifies as an audit committee financial expert.

Elizabeth M. Greetham Business Address: 12 Ensor Mews London SW7 3BT UK	66

Ms. Greetham is currently a member of the Research and Advisory Group and Strategic Advisor to the President of The Place2Be, a UK charity which provides mental and emotional support to school children. Ms. Greetham was the Chairman and Chief Executive Officer of Drug Abuse Sciences, Inc., a privately-held biotechnology company dedicated to developing and marketing therapies for alcohol and drug abusers, from March 1999 to October 2003. Prior to joining DrugAbuse Sciences, Inc., Ms. Greetham was a portfolio manager with Weiss, Peck & Greer, an institutional investment management firm, where she managed the WPG Life Sciences Funds, L.P., which invests in select biotechnology stocks from January 1990 to March 1999.

Ms. Greetham has also served on the boards of Guilford Pharmaceuticals Inc., a bioscience company that is now part of publicly-traded Eisai Co., Ltd., Stressgen Biotechnologies Corporation, a biopharmaceutical company that became part of Akela Pharma Inc. and Enzo Biochem, Inc., Pathogenesis Corporation, a chronic infectious diseases drug company that is now part of publicly-traded Novartis International AG, Sangstat Medical Corporation, a global biotechnology company that is now part of publicly-traded Sanofi S.A., Ligand Pharmaceuticals Incorporated, a publicly-traded pharmaceutical company, and King Pharmaceuticals, Inc., a pharmaceutical company that is now part of publicly-traded Pfizer Inc.

Ms. Greetham earned a M.A. in Economics from the University of Edinburgh, Scotland. Ms. Greetham is qualified to serve on the Board on the basis of her thirty (30) years of experience in the pharmaceutical and biotechnology industries and her financial expertise. Ms. Greetham qualifies as an audit committee financial expert.

Jack L. Kaye Business Address: 184 Tournament Drive Monroe Township, NJ 08831	71

Prior to his retirement in 2006, Mr. Kaye was an audit partner at Deloitte LLP (“Deloitte”), an international accounting, tax and consulting firm, for twenty-eight (28) years. At Deloitte, he was responsible for serving a diverse client base of public and private, global and domestic, companies in a variety of industries. Mr. Kaye has extensive experience consulting with clients on accounting and reporting matters, private and public debt financings, SEC rules and regulations and corporate governance/Sarbanes-Oxley issues. In addition, he served as Deloitte’s Tri-State liaison with the banking and finance community and assisted clients with numerous merger and acquisition transactions. Mr. Kaye served as Partner-in-Charge of Deloitte’s Tri-State Core Client practice for more than twenty (20) years.

Mr. Kaye is the current Chairman of the Audit Committee of both Keryx Biopharmaceuticals, Inc., a publicly-traded biopharmaceuticals company, and Dyadic International, Inc., a publicly-traded biotechnology company, positions he has held since 2006 and 2015, respectively. He is also a member of the Nominating and Governance and Compensation Committees of these companies. Mr. Kaye’s prior board service includes Tongli Pharmaceuticals (USA) Inc., a publicly-traded China-based pharmaceutical company, from June 2008 to September 2009 and Balboa Biosciences, Inc., a privately-held biotech company, from January 2007 to June 2008.

Mr. Kaye has a bachelor’s degree in Business Administration from Baruch College and is a Certified Public Accountant. Mr. Kaye is qualified to serve on the Board on the basis of Mr. Kaye’s financial and accounting expertise and years of executive leadership in the biopharmaceutical industry. Mr. Kaye also qualifies as an audit committee financial expert.

Steven A. Lisi Business Address: 9 McGann Drive Rockville Centre, NY 11570	45	Mr. Lisi served as Senior Vice President of Business and Corporate Development of Flamel Technologies S.A., a publicly-traded specialty pharmaceutical company, from 2012 to 2015. From 2007 to 2012, Mr. Lisi was a partner at Deerfield Management, a global healthcare focused hedge fund. Prior to 2007, Mr. Lisi founded Panacea Asset Management LLC, a global healthcare focused hedge fund, and was a Healthcare Portfolio Manager at Millennium Partners, a hedge fund.

Mr. Lisi is the co-founder of MICO Innovations, LLC, a privately-held novel bare metal stent company, and has been the Chairman since 2008. He is also a director and member of the Audit Committee and Finance Committee of Trio Health, a privately-held healthcare IT company, since 2015.

Mr. Lisi has a bachelor’s degree in Economics from State University of New York at Albany and a master’s degree in International Business from Pepperdine University. Mr. Lisi qualifies to serve on the Board on the basis of his leadership experience in the healthcare industry and his financial expertise. Mr. Lisi qualifies as an audit committee financial expert.

Steven J. Shulman Business Address: 35 Ellis Road West Caldwell, NJ 07006	64

Since 2008, Mr. Shulman has served as managing partner of Shulman Family Ventures, a private equity firm. Mr. Shulman served as an operating partner at Water Street Health Partners, a healthcare-focused private equity firm, from 2008 until March 2015. From 2008 until December 2013, Mr. Shulman served as operating partner at Tower Three Partners LLC, a private equity firm. From December 2002 to February 2008, Mr. Shulman served as chairman and chief executive officer of Magellan Health Services, a publicly-traded specialty healthcare management organization. From 2000 to 2002, he served as chairman and chief executive officer of Internet Healthcare Group, an early-stage healthcare services and technology venture fund that he founded. From 1997 to 1999, Mr. Shulman served as chairman, president and chief executive officer of Prudential Healthcare, Inc., a healthcare services provider that is now part of publicly-traded Aetna, Inc.

He currently serves as Chairman of Accretive Health, Inc., a publicly-traded service and technology provider to healthcare providers and CareCentrix, Inc., a privately-held at-home healthcare provider, positions he has held since 2014 and 2008, respectively. Mr. Shulman currently serves as a director of Healthmarkets, Inc., a publicly-traded technology-enabled health insurance marketplace, Quantum Health, Inc., a privately-held healthcare coordination and consumer navigation company, MedImpact Healthcare Systems, Inc., a privately-held pharmacy benefit manager, and Facet Technologies, LLC, a privately-held microsampling sharps products provider, positions he has held since 2006, 2013, 2013 and 2011, respectively. Mr. Shulman served as Chairman of Health Management Associates, Inc., a healthcare services provider that is now part of publicly-traded Community Health Systems, Inc., from 2013 to 2014. Mr. Shulman also served on the board of Access MediQuip, LLC, a privately-held surgical and implant management solutions company, from April 2009 to May 2015 and Digital Insurance, Inc., a privately-held employee benefits agency, from 1999 to 2013. He also serves on the Dean’s Council at the State University of New York at Stony Brook.

Mr. Shulman has a bachelor’s degree in Economics and a master’s degree in Health Services Administration from the State University of New York at Stony Brook. He also completed the Advanced Management program at Stanford University Graduate School of Business. Mr. Shulman’s experience in private equity investment, his experience as an operating partner for a healthcare private equity firm and his experience as chief executive of several large organizations in the healthcare industry, as well as his financial expertise, qualifies him to serve on the Board.

Ralph H. Thurman Business Address: 139 Dutton Mill Rd Malvern, PA 19355	66

Mr. Thurman has served as a private equity senior advisor and operating executive since 2008. He is currently a member of the executive investment council of Levitt Equity Partners and a Senior Advisor for BC Partners, both private equity firms. Mr. Thurman served as an Operating Partner at AEA Investments LP, a private equity firm, from October 2012 through March 2014. Before joining AEA Investments LP, Mr. Thurman was a Senior Advisor at New Mountain Capital, LLC, a private and public equity investment firm, from May 2008 until October 2012.

Mr. Thurman has served as a director of Presbia PLC, a publicly-traded ophthalmic device company, since October 2013 and has served as its Executive Chairman since January 2014. Mr. Thurman was the Executive Chairman of Cogent HMG, a portfolio company of AEA Investments LP engaged in healthcare technology, from October 2012 through March 2014.

From July 2008 to October 2011, Mr. Thurman served as a director of CardioNet, Inc., a publicly-traded global medical technology company focused on diagnosing and monitoring cardiac arrhythmias, where he also served as Executive Chairman from July 2008 to January 2009, as President and Chief Executive

Officer from February 2009 to June 2010 and as Chairman from June 2009 until his resignation from the board of directors in October 2011. From 2000 to 2007, he was a Founder, Chairman and Chief Executive Officer of VIASYS Healthcare Inc., a privately-held healthcare technology company. From 2001 to 2006, Mr. Thurman was Lead Director of Valeant Pharmaceuticals International, a publicly-traded global pharmaceutical company. Mr. Thurman served as a director of Enzon, Inc., a publicly-traded biotechnology company, from 1993 to 2001 and served as Chairman from 1996 to 2001. From 1998 to 2000, Mr. Thurman served as Chairman and Chief Executive Officer of Strategic Reserves LLC, a privately-held company providing funding and strategic direction to healthcare technology companies. Prior to that, he served as Chairman and Chief Executive Officer of Corning Life Sciences, Inc., a subsidiary of publicly-traded Corning Incorporated that manufactures laboratory products for life sciences research from 1993 to 1998 and held various positions at Rhône-Poulenc Rorer Pharmaceuticals, Inc., a pharmaceutical company that is now part of publicly-traded Sanofi S.A., from 1984 to 1993, including President of both Rorer Pharmaceuticals, Inc. and Rhône-Poulenc Rorer Pharmaceuticals, Inc. Mr. Thurman currently serves on the board of directors of Allscripts Healthcare Solutions, Inc., a publicly-traded provider of practice management and electronic health record technology services for the healthcare industry. From November 2013 to February 2014, Mr. Thurman served as a director of Orthofix International N.V., a publicly-traded medical devices company. From January 2013 to November 2014, Mr. Thurman served as a director of Arno Therapeutics, Inc., a publicly-traded biopharmaceutical company.

Mr. Thurman received a B.S. in Economics from Virginia Polytechnic Institute and a M.A. in Management from Webster University. Mr. Thurman is qualified to serve as a director of the Company on the basis of his valuable financial and corporate governance expertise. Mr. Thurman qualifies as an audit committee financial expert.

Additional Information about the Horizon Nominees. Each Horizon Nominee named in this Proxy Statement is independent under the Board’s independence guidelines, the applicable rules of Nasdaq, and the independence standards applicable to the Company under paragraph (a)(1) of Item 407 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Furthermore, all of the Horizon Nominees are independent of and unaffiliated with Horizon.

Each Horizon Nominee who will serve on the audit committee of the Board meets the financial literacy requirements under the applicable rules of Nasdaq, and Ms. Greetham and Messrs. Fleischman, Kaye, Lisi and Thurman each qualifies as an “audit committee financial expert” under the applicable rules of Nasdaq.

Each Horizon Nominee named herein has consented to be named in any proxy or solicitation statement and proxy cards to be filed with the SEC and distributed to shareholders of Depomed by Horizon and to serve as a director of the Company, if elected. If these Horizon Nominees are elected, they intend to discharge their duties as directors of the Company consistent with all applicable legal requirements, including the fiduciary obligations imposed upon corporate directors under the CGCL. If elected, each of the Horizon Nominees would serve as a director until the Company’s annual meeting in 2016 or an intervening special meeting of shareholders at which directors are elected and a successor has been duly elected.

If elected, the Horizon Nominees will be entitled to such compensation from the Company as may be determined by the Company for non-employee directors, and which is described in the Company’s Definitive Proxy Statement for the 2015 Annual Meeting of Shareholders, as filed with the SEC on April 6, 2015.

None of the Horizon Nominees directly or indirectly beneficially or of record own any shares of capital stock or other securities of the Company.

Each of the Horizon Nominees has entered into a nominee agreement (the “Horizon Nominee Agreements”) pursuant to which Horizon Pharma public limited company has agreed to pay each such Nominee $10,000 upon the execution of the applicable Horizon Nominee Agreement and $40,000 in the event that such Nominee serves as a nominee for election to the Board at the Election Special Meeting until the Election Special Meeting (or the earlier abandonment of the proxy solicitation to be conducted by Horizon in respect of the Election Special Meeting), and to defend and indemnify such Horizon Nominees against, and with respect to, any losses that may be incurred by them in the event they become a party to litigation based on their nomination as candidates for election to the Board and the solicitation of proxies in support of their election. Horizon will reimburse the Horizon Nominees for the fees and disbursements, up to an agreed upon cap, arising in connection with the proxy solicitations to be conducted by Horizon in respect of the Removal and Bylaw Amendments Special Meeting and the Election Special Meeting of one external legal counsel to be retained by the Horizon Nominees to represent all of them in connection with such proxy solicitations. The Horizon Nominees will not receive any compensation from Horizon for their services as directors of the Company if elected. If elected, the Horizon Nominees will be entitled to such compensation from the Company as is consistent with the Company’s practices for services of non-employee directors. Except as disclosed above, there are no agreements, arrangements or understandings between or among any of (i) Horizon, (ii) each Horizon Nominee and (iii) any other person, in each case, pursuant to which the nominations of the Horizon Nominees are being made by Horizon.

No Horizon Nominee or any associate of a Horizon Nominee is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material proceeding, and there is no event that occurred during the past ten (10) years with respect to any of the Horizon Nominees that is required to be described under 401(d) or 401(f) of Regulation S-K.

Filling of Vacancies. Section 18 of the Bylaws, together with Section 305(a) of the CGCL, provides that only shareholders may elect directors to fill any vacancies arising from any removal of directors by approval the affirmative vote of a majority of the shares represented and voting at a duly meeting of shareholders at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum).

SCHEDULE II

TRANSACTIONS IN SECURITIES OF THE COMPANY DURING THE PAST TWO YEARS

Shares of Company Common Stock Purchased/(Sold)	Date of Purchase/(Sale)
HORIZON PHARMA, INC.
1,000	July 9, 2015
250,000	July 24, 2015
249,000	July 27, 2015
250,000	July 28, 2015
350,000	August 13, 2015
400,000	August 14, 2015
375,000	August 17, 2015
250,000	August 18, 2015
125,000	August 19, 2015

Except as set forth above, none of the participants in this solicitation, to Horizon’s knowledge, has purchased or sold any securities of the Company within the past two (2) years from the date hereof.

SCHEDULE III

SECURITY OWNERSHIP OF DEPOMED MANAGEMENT AND

CERTAIN DEPOMED BENEFICIAL HOLDERS

Depomed Management

The following table sets forth information as of September 10, 2015 (or earlier date for information based on third party filings with the SEC), as disclosed on Annex A to the Revocation Statement filed with the SEC by Depomed on September 14, 2015, regarding the ownership of Company Common Stock by (a) each director, (b) each named executive officer and (c) all current directors and executive officers as a group.

Name of Beneficial Owner(1)	Aggregate Number of Shares of Common Stock(2)	Number Subject to Convertible Securities Exercisable Within 60 Days	Percentage of Common Stock (%)(2)

James A. Schoeneck(3)	1,118,366	835,039	1.85%

Thadd M. Vargas	341,645	202,302	*

August J. Moretti	287,294	263,967	*

Matthew M. Gosling	287,567	253,921	*

Peter D. Staple	212,305	152,305	*

David B. Zenoff, D.B.A.	176,901	157,305	*

Karen A. Dawes	150,305	142,305	*

Samuel R. Saks, M.D.	63,138	63,138	*

Vicente Anido, Jr., Ph.D.	59,805	59,805	*

Srinivas G. Rao, M.D.	50,978	50,261	*

R. Scott Shively	48,490	48,490	*

Louis J. Lavigne, Jr.	35,638	35,638	*

All current directors & executive officers as a group (12 persons)	2,832,432	2,264,476	4.69%

*	Beneficially owns less than 1% of the outstanding Company Common Stock.

(1)	Except as otherwise indicated, the address of each beneficial owner listed in the table is Depomed, Inc., 7999 Gateway Blvd., Suite 300, Newark, California 94560.

III-1

(2)	Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days. Percentage ownership is based on 60,367,385 shares of Company Common Stock outstanding as of September 10, 2015. Shares of Company Common Stock subject to stock options and restricted stock units vesting on or before November 9, 2015 (within 60 days of September 10, 2015) are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of other persons. Except as otherwise noted, each person has sole voting and investment power with respect to the shares shown. Unless otherwise noted, none of the shares shown as beneficially owned on this table are subject to pledge.

(3)	Includes 283,327 shares of Company Common Stock held in Mr. Schoeneck’s family trust and over which Mr. Schoeneck has shared voting power and shared dispositive power.

Certain Depomed Beneficial Owners

The following table sets forth information as of September 10, 2015 (or earlier date for information based on third party filings with the SEC), as disclosed on Annex A to the Revocation Statement filed with the SEC by Depomed on September 14, 2015, regarding the ownership of Company Common Stock by each person owning more than 5% of the outstanding shares of Company Common Stock.

Name of Beneficial Owner	Aggregate Number of Shares of Common Stock(1)		Number Subject to Convertible Securities Exercisable Within 60 Days		Percentage of Common Stock (%)(1)

BlackRock, Inc.(2)	6,643,880	(3)	—		11.01%

RIMA Senvest Management, LLC(4)	4,647,961	(5)	259,926	(5)	7.70%

The Vanguard Group(6)	3,920,281	(7)	—		6.49%

Invesco Ltd.(8)	3,571,101	(9)	—		5.92%

State Street Corporation(10)	3,070,951	(11)	—		5.09%

(1)	Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days. Percentage ownership is based on 60,367,385 shares of Company Common Stock outstanding as of September 10, 2015. Shares of Company Common Stock subject to stock options and restricted stock units vesting on or before November 9, 2015 (within 60 days of September 10, 2015) are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of other persons. Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown. Unless otherwise noted, none of the shares shown as beneficially owned on this table are subject to pledge.

(2)	The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10022.

III-2

(3)	Includes (i) 6,520,836 shares of Company Common Stock as to which BlackRock, Inc. has sole voting power and (ii) 6,643,880 shares of Company Common Stock as to which BlackRock, Inc. has sole dispositive power. This information was obtained from the Schedule 13G filed on January 9, 2015 with the SEC by BlackRock, Inc.

(4)	The address of RIMA Senvest Management, LLC is 540 Madison Avenue, 32nd Floor, New York, New York 10022.

(5)	Includes (i) 4,647,961 shares of Company Common Stock (of which 259,926 shares of Company Common Stock are issuable upon the conversion of the 2021 Notes as to which Richard Mashaal has shared voting and shared dispositive power and (ii) 3,163,828 shares of Company Common Stock (of which 157,515 shares of Company Common Stock are issuable upon the conversion of the 2021 Notes) as to which RIMA Senvest Management, LLC has shared voting and shared dispositive power. The address of Richard Mashaal is c/o RIMA Senvest Management, LLC is 540 Madison Avenue, 32nd Floor, New York, New York 10022. This information was obtained from the Schedule 13G/A filed on February 17, 2015 with the SEC by RIMA Senvest Management, LLC and Richard Mashaal.

(6)	The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(7)	Includes (i) 81,855 shares of Company Common Stock as to which The Vanguard Group has voting power, (ii) 3,841,826 shares of Company Common Stock as to which The Vanguard Group has sole dispositive power and (iii) 78,455 shares of Company Common Stock as to which The Vanguard Group has shared dispositive power. This information was obtained from the Schedule 13G filed on February 10, 2015 with the SEC by The Vanguard Group.

(8)	The address of Invesco Ltd. is 1555 Peachtree Street NE, Atlanta, Georgia 30309.

(9)	Includes (i) 3,547,301 shares of Company Common Stock as to which Invesco Ltd. has sole voting power and (ii) 3,571,101 shares of Company Common Stock as to which Invesco Ltd. has sole dispositive power. This information was obtained from the Schedule 13G filed on February 11, 2015 with the SEC by Invesco Ltd.

(10)	The address of State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

(11)	Includes 3,070,951 shares of Company Common Stock as to which State Street Corporation has shared voting power and shared dispositive power. This information was obtained from the Schedule 13G filed on February 12, 2015 with the SEC by State Street Corporation.

III-3

EXHIBIT A

PROPOSED REVISIONS TO THE BYLAWS

AMENDED AND RESTATED

BYLAWS

OF

DEPOMED, INC.

(as amended through ~~July 12, 2015~~[—])

SHAREHOLDERS

1.         Annual Meeting.  The annual meeting of shareholders shall be held on such date, time and place, as may be designated by resolution of the Board of Directors of the corporation (the “Board” or the “Board of Directors”) each year. At the annual meeting, directors shall be elected and any other proper business may be transacted.

2.         Special Meetings.

  ~~(a)~~     Special meetings of the shareholders may be called at any time by the Board of Directors, the Chairman of the Board, the President or the holders of shares entitled to cast not less than 10% of the votes at the meeting (the “Special Meeting Percentage”).

~~(b)        Any shareholder seeking to request a special meeting shall request that the Board of Directors fix a record date to determine the shareholders entitled to request a special meeting (the “Request Record Date”) by sending written notice to the Secretary of the corporation (the “Record Date Request Notice”) by registered mail. Any shareholder may make a Record Date Request Notice, provided that such shareholder’s Record Date Request Notice provides the information required under Section 5(d).~~

~~(c)        Upon receiving a Record Date Request Notice, the Board of Directors may set a Request Record Date, which shall not precede, and shall not be more than 60 days after the close of business on, the date on which the resolution fixing the Request Record Date is adopted by the Board of Directors. If the Board of Directors, within 28 days after the date on which a valid Record Date Request Notice is received by the Secretary of the corporation, fails to adopt a resolution fixing the Request Record Date, the Request Record Date shall be the close of business on the 28th day after the date a valid Record Date Request Notice is received by the Secretary (or, if such 28th day is not a business day, the first business day thereafter).~~

~~(d)        In order for a shareholder to request a special meeting, one or more written requests for a special meeting signed by shareholders as of the Request Record Date entitled to cast not less than the Special Meeting Percentage (the “Special Meeting Request”) shall be delivered to the Chairman of the Board, the Chief Executive Officer, a President, a Vice~~

1

~~President or the Secretary of the corporation (collectively, the “Designated Officers”). The Special Meeting Request shall (i) set forth the purpose of the meeting, (which shall be limited to the matters set forth in the Record Date Request Notice received by the Secretary), and the matters proposed to be acted on at the meeting (which shall be limited to the matters set forth in the Record Date Request Notice received by the Secretary), (ii) bear the date of signature of each such shareholder signing the Special Meeting Request, (iii) set forth the name and address as they appear in the corporation’s books of each shareholder signing such request, (iv) comply with the requirements set forth in Section 5(d) as to each shareholder signing such request, (v) state a time requested for the special meeting (which shall not be less than 35 nor more than 60 days after the receipt of the Special Meeting Request (or in the case of written requests from more than one shareholder, not less than 35 nor more than 60 days after the receipt of the written request that results in the Special Meeting Percentage)) and (vi) be received by a Designated Officer by registered mail or personal delivery within 30 days after the Request Record Date; the record date for such special meeting shall be fixed by the Board as set forth in Section 7. Within five business days after receiving a Special Meeting Request, the Board shall determine whether such shareholder has satisfied the requirements for calling a special meeting of shareholders, and notify the requesting shareholder of its finding. Any requesting shareholder may revoke a request for a special meeting by written revocation delivered to the Secretary of the corporation at any time prior to the giving of notice of the special meeting.~~

3.         Place.  Meetings of shareholders shall be held at the principal executive office of the corporation or at any other place, within or without California, which is designated by the Board of Directors or the President.

4.         Notice.

(a)        Annual and Special Meetings.  A written notice of each meeting of shareholders shall be given not more than 60 days and, except as provided below, not less than 10 (or, if sent by third-class mail, 30) days before the meeting to each shareholder entitled to vote at the meeting. The notice shall state the place, date and hour of the meeting and, if directors are to be elected at the meeting, the names of the nominees intended to be presented by the Board of Directors for election. The notice shall also state (i) in the case of an annual meeting, those matters which the Board of Directors intends to present for action by the shareholders, and (ii), in the case of a special meeting, the general nature of the business to be transacted and that no other business may be transacted. Notice shall be delivered personally, by mail or other means addressed to each such shareholder at the address of the shareholder appearing on the books of the corporation, the address given by the shareholder to the corporation for the purpose of notice or as otherwise provided by law. Upon written request to the Chairman of the Board, the President, the Secretary or any Vice President of the corporation by any person (other than the Board of Directors) entitled to call a special meeting of shareholders, the person receiving such request shall cause notice to be given to the shareholders entitled to vote that a meeting will be held at a time requested by the person calling the meeting not less than 35 nor more than 60 days after receipt of the Special Meeting

2

Request. In the case of written requests from more than one shareholder, the person receiving such request shall cause notice to be given to the shareholders entitled to vote that a meeting will be held at a time requested by the person calling the meeting not less than 35 nor more than 60 days after the receipt of the written request that results in the Special Meeting Percentage being met.

(b)        Adjourned Meetings.  Notice of an adjourned meeting need not be given if (i) the meeting is adjourned for 45 days or less, (ii) the time and place of the adjourned meeting are announced at the meeting at which the adjournment is taken and (iii) no new record date is fixed for the adjourned meeting. otherwise, notice of the adjourned meeting shall be given as in the case of an original meeting.

5.         Advance Notice of Shareholder Proposals.

(a)        Nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the shareholders may be made at ~~a~~an annual meeting of shareholders~~:~~ (i) pursuant to the corporation’s notice with respect to such meeting, (ii) by or at the direction of the Board of Directors or (iii) by any shareholder of the corporation who was a shareholder of record at the time of giving of the notice provided for in this Section 5, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section 5.

(b)        For nominations ~~(or in the case of an annual meeting of shareholders, nominations~~ or other business~~)~~ to be properly brought before ~~a~~an annual meeting ~~of shareholders~~ by a shareholder pursuant to clause (iii) of paragraph (~~a~~b) of this Section 5:

(i)        the shareholder must have given timely notice thereof in writing to the ~~Secretary~~secretary of the corporation, as provided in this Section 5;

(ii)        such business must be a proper matter for shareholder action under California corporation law;

(iii)        if the shareholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the corporation with a Solicitation Notice (as defined below), such shareholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the corporation’s voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the corporation’s voting shares reasonably believed by such shareholder or beneficial holder to be sufficient to elect the nominee or nominees proposed to be nominated by such shareholder, and must, in either case, have included in such materials the Solicitation Notice; and

(iv)        if no Solicitation Notice relating thereto has been timely provided pursuant to this section, the shareholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this section.

3

(c)        To be timely, a shareholder’s notice shall be delivered to the Secretary at the principal executive offices of the corporation not less than 120 or more than 150 days prior to the first anniversary (the “Anniversary”) of the date on which the corporation first mailed its proxy materials for the preceding year’s annual meeting of shareholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not later than the close of business on the later of the 120th day prior to such annual meeting~~,~~ or the 10th day following the day on which public announcement of the date of such meeting is first made~~.~~; provided, further, however, that with respect to the corporation’s 2005 annual meeting of shareholders, notice by the shareholder to be timely must be so delivered not later than the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made. Such shareholder’s notice shall set forth:

~~(d)        Such shareholder’s notice shall set forth:~~

(i)         as to each person whom the shareholder proposes to nominate for election or ~~re-election~~reelection as a director ~~(1)~~ all information relating to such person ~~that is~~as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors ~~in an election contest, or is otherwise required, in each case~~ pursuant to ~~and in accordance with~~ Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and ~~(2)~~ such person’s written consent to ~~being named in the proxy statement as a nominee and to serving~~serve as a director if elected; ~~provided, however, that, in addition to the information required in the shareholder’s notice pursuant to this Section 5(d)(i), the corporation may require each such person to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such person to serve as a director of the corporation, including information relevant to a determination whether such person can be considered an independent director;~~

(ii)        as to any other business that the shareholder proposes to bring before the meeting, a brief description of ~~the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the corporation, the language of the proposed amendment)~~such business, the reasons for conducting such business at the meeting and any ~~substantial~~material interest ~~(within the meaning of Item 5 of Schedule 14A under the Exchange Act)~~ in such business of such shareholder and the beneficial owner ~~(within the meaning of Section 13(d) of the Exchange Act)~~, if any, on whose behalf the proposal is made; and

(iii)       as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made ~~or the other business is proposed:~~

(A) the name and address of such shareholder, as they appear on the corporation’s books, and ~~the name and address~~ of such beneficial owner,

4

(B) the class and number of shares of the corporation that are owned beneficially and of record by such shareholder and such beneficial owner,

and (C) whether either such shareholder or beneficial owner ~~(B)        the class or series and number of shares of stock of the corporation which are owned of record by such shareholder and such beneficial owner as of the date of the notice, and a representation that the shareholder will notify the corporation in writing within five business days after the record date for such meeting of the class or series and number of shares of stock of the corporation owned of record by the shareholder and such beneficial owner as of the record date for the meeting, and~~

~~(C)        a representation that the shareholder intends to appear in person or by proxy at the meeting to make such nomination or propose such business (an affirmative statement of such intent, a “Solicitation Notice”);~~

~~(iv)      as to the shareholder giving the notice or, if the notice is given on behalf of a beneficial owner on whose behalf the nomination is made or the other business is proposed, as to such beneficial owner, and if such shareholder or beneficial owner is an entity, as to each director, executive, managing member or control person of such entity (any such individual or control person, a “control person”):~~

~~(A)        the class or series and number of shares of stock of the corporation which are beneficially owned (as defined below) by such shareholder or beneficial owner and by any control person as of the date of the notice, and a representation that the shareholder will notify the corporation in writing within five business days after the record date for such meeting of the class or series and number of shares of stock of the corporation beneficially owned by such shareholder or beneficial owner and by any control person as of the record date for the meeting,~~

~~(B)        a description of any agreement, arrangement or understanding with respect to the nomination or other business between or among such shareholder, beneficial owner or control person and any other person, including without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable) and a representation that the shareholder will notify the corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting,~~

~~(C)        a description of any agreement, arrangement or understanding (including without limitation any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the shareholder’s notice by, or on behalf of, such shareholder, beneficial owner or control person, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class or series of the corporation’s stock, or maintain, increase or decrease the voting power of the shareholder, beneficial owner or control person with respect~~

5

~~to securities of the corporation, and a representation that the shareholder will notify the corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting,~~

~~(D)      a representation whether the shareholder or the beneficial owner, if any, will engage in a solicitation with respect to the nomination or other business and, if so, the name of each participant (as defined in Item 4 of Schedule 14A under the Exchange Act) in such solicitation and whether such person intends or is part of a group which~~ intends to deliver a proxy statement and~~/or~~ form of proxy to holders of, in the case of a proposal, at least the percentage of the corporation’s ~~stock required to approve or adopt the business to be proposed (in person or by proxy) by the shareholder.~~voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the corporation’s voting shares to elect such nominee or nominees (an affirmative statement of such intent, a “Solicitation Notice”).

~~(E)        all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act.~~

~~(v)       For purposes of this Section 5(d), shares shall be treated as “beneficially owned” by a person if the person beneficially owns such shares, directly or indirectly, for purposes of Section 13(d) of the Exchange Act and Regulations 13D and 13G thereunder or has or shares pursuant to any agreement, arrangement or understanding (whether or not in writing): (A) the right to acquire such shares (whether such right is exercisable immediately or only after the passage of time or the fulfillment of a condition or both), (B) the right to vote such shares, alone or in concert with others and/or (C) investment power with respect to such shares, including the power to dispose of, or to direct the disposition of, such shares.~~

(~~e~~d)      Notwithstanding anything in this Section 5 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the corporation at least 55 days prior to the Anniversary, a shareholder’s notice required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.

(~~f~~e)      Only persons nominated in accordance with the procedures set forth in this Section 5 shall be eligible to serve as directors and only such business shall be conducted at ~~a~~an annual meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this section. The chairman of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in

6

these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defectively proposed business or nomination shall not be presented for shareholder action at the meeting and shall be disregarded.

(~~g~~f)      For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(~~h~~g)        Nothing in this Section 5 shall be deemed to affect any rights of shareholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

6.         Shareholder Proposals at Special Meetings.

(a)          Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the corporation’s notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any shareholder of record at the time of giving of notice provided for in this paragraph, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 6. Nominations by shareholders of persons for election to the Board of Directors may be made at such a special meeting of shareholders if the shareholder’s notice has been delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the later of the 120th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

(b)          Nothing in this Section 6 shall be deemed to affect any rights of shareholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

7.         Record Date.  The Board of Directors may fix in advance a record date for the determination of the shareholders entitled to notice of any meeting, to vote, to receive any dividend or other distribution or allotment of rights or to exercise any rights. The record date shall be not more than 60 nor less than 10 days prior to the date of the meeting, nor more than 60 days prior to such other action. If no record date is fixed, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, the close of business on the business day next preceding the day on which the meeting is held. The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board of Directors has been taken, shall be the day on which the first written consent is given. The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto, or the 60th day prior to the date of such other action, whichever is later. Except as otherwise provided by law, only

7

shareholders at the close of business on the record date are entitled to notice and to vote, to receive the dividend, distribution or allotment of rights or to exercise rights, as the case may be, notwithstanding any transfer of shares on the books of the corporation occurring after the record date. Except as otherwise provided by law, the corporation shall be entitled to treat the holder of record of any shares as the holder in fact of such shares and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not the corporation shall have express or other notice of such claim or interest. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date. The Board of Directors shall fix a-new record date if the adjourned meeting takes place more than 45 days after the date set for the original meeting.

8.        Meeting Without Regular Call and Notice.  The transactions of any meeting of shareholders, however called and noticed and wherever held, are as valid as though had at a meeting duly held after regular call and notice if a quorum is present in person or by proxy and if, either before or after the meeting, each of the persons entitled to vote who is not present at the meeting in person or by proxy signs a written waiver of notice, a consent to the holding of the meeting or an approval of the minutes of the meeting. Attendance of a shareholder at a shareholders’ meeting shall constitute a waiver of notice of such meeting unless, at the beginning of the meeting, the shareholder objects to the transaction of any business because the meeting was not properly called or convened or, with respect to the consideration of a matter required to be included in the notice for the meeting which was not so included, the shareholder expressly objects to such consideration at the meeting.

9.        Quorum and Required Vote.  A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business. No business may be transacted at a meeting in the absence of a quorum other than the adjournment of the meeting, except that if a quorum is present at the commencement of the meeting, business may be transacted until the meeting is adjourned even though the withdrawal of shareholders results in less than a quorum. If a quorum is present at a meeting, the affirmative vote of the holders of shares having a majority of the voting power of the shares represented and voting at the meeting on any matter shall be the act of the shareholders unless the vote of a larger number or voting by classes is required by law or the Articles of Incorporation. If a quorum is present at the commencement of a meeting but the withdrawal of shareholders results in less than a quorum, the affirmative vote of a majority of shares required to constitute a quorum shall be the act of the shareholders unless the vote of a larger number is required by law or the Articles of Incorporation. Any meeting of shareholders, whether or not a quorum is present, may be adjourned by the vote of a majority of the shares represented at the meeting.

10.        Proxies.  A shareholder may be represented at any meeting of shareholders by a written proxy signed by the person entitled to vote or by such persons duly authorized attorney-in-fact. A proxy must bear a date within 11 months prior to the meeting, unless the proxy specifies a different length of time. A revocable proxy is revoked by a writing delivered to the Secretary of the corporation stating that the proxy is revoked or by a subsequent proxy

8

executed and delivered to the Secretary by, or by attendance at the meeting and voting in person by, the person executing the proxy.

11.        Voting.  Except as provided below or as otherwise provided by the Articles of Incorporation or by law, a shareholder shall be entitled to one vote for each share held of record on the record date fixed for the determination of the shareholders entitled to vote or, if no such date is fixed, the date determined in accordance with law. Upon the demand of any shareholder made at a meeting before the voting begins, the election of directors shall be by ballot. At any election of directors, shareholders may cumulate votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shares are entitled or distribute votes according to the same principle among as many candidates as desired. No shareholder shall be entitled to cumulate votes for any one or more candidates unless such candidate or candidates’ names have been placed in nomination prior to the voting and at least one shareholder has given notice at the meeting prior to the voting of such shareholder’s intention to cumulate votes.

12.        Election Inspectors.  One or three election inspectors may be appointed by the Board of Directors in advance of a meeting of shareholders or at the meeting by the chairman of the meeting. If not previously chosen, one or three inspectors shall be appointed by the chairman of the meeting if a shareholder or proxy holder so requests. When inspectors are appointed at the request of a shareholder or proxy holder, the majority of shares represented in person or by proxy shall determine whether one or three inspectors shall be chosen. The election inspectors shall determine all questions concerning the existence of a quorum and the right to vote, shall tabulate and determine the results of voting and shall do all other acts necessary or helpful to the expeditious and impartial conduct of the vote. If there are three inspectors, the decision, act or certificate of a majority of the inspectors is effective as if made by all.

13.        Action Without Meeting.  Except as provided below or by the Articles of Incorporation, any action which may be taken at a meeting of shareholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on such action were present and voted. Unless the consents of all shareholders entitled to vote have been solicited in writing, the corporation shall give to those shareholders entitled to vote who have not consented in writing (i) a written notice at least 10 days before consummation of an action authorized by shareholders without a meeting covered by the following sections of the California Corporations Code: 310 (certain transactions involving interested directors), 317 (indemnification of corporate agents), 1152 (plan of conversion), 1201 (reorganizations) and 2007 (certain distributions of assets) and (ii) a written notice promptly after the taking of any other action approved by shareholders without a meeting. Subject to Section 305(b) of the California Corporations Code, directors may not be elected by written consent except by unanimous written consent of all shares entitled to vote for the election of directors.

14.        Reports.  The annual report to shareholders specified in Section 1501 of the California Corporations Code is dispensed with, except as the Board of Directors may otherwise

9

determine, as long as there are less than 100 holders of record of the corporation’s shares. Any such annual report sent to shareholders shall be sent at least 15 (or, if sent by third-class mail, 35) days prior to the next annual meeting of shareholders and not later than 120 days after the close of the fiscal year.

15.        Lost Stock Certificates.  The corporation may cause a new stock certificate to be issued in place of any certificate previously issued by the corporation alleged to have been lost, stolen or destroyed. The corporation may, at its discretion and as a condition precedent to such issuance, require the owner of such certificate to deliver an affidavit stating that such certificate was lost, stolen or destroyed or to give the corporation a bond or other security sufficient to indemnify it against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction or the issuance of a new certificate.

BOARD OF DIRECTORS

16.        Number.  The authorized number of directors of this corporation shall not be less than five nor more than nine. The exact number of directors shall be fixed by resolution of the Board of Directors. The indefinite number of directors may be changed or a definite number fixed without provision for an indefinite number by an amendment to the Articles of Incorporation or by amendment to these bylaws duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote. An amendment reducing the minimum number of directors to a number less than five cannot be adopted if the votes cast against its adoption at a meeting of the shareholders, or the shares not consenting in the case of action by written consent, are equal to more than 16-2/3% of the outstanding shares entitled to vote. No amendment may change the maximum number of authorized directors to a number greater than two times the minimum number of directors minus one.

17.        Powers.  Subject to the limitations imposed by law or contained in the Articles of Incorporation, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the ultimate direction of the Board of Directors.

18.        Election, Term of Office and Vacancies.  At each annual meeting of shareholders, directors shall be elected to hold office until the next annual meeting. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which the director was elected and until a successor has been elected. The Board of Directors may declare vacant the office of any director who has been declared to be of unsound mind by court order or convicted of a felony. Vacancies on the Board of Directors not caused by removal may be filled by a majority of the directors then in office, regardless of whether they constitute a quorum, or by a sole remaining director. The shareholders may elect a director at any time to fill any vacancy not filled, or which cannot be filled, by the Board of Directors. No reduction in the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

19.        Removal.  Except as provided below, any or all of the directors may be removed without cause if such removal is approved by the affirmative vote or written consent of a

10

majority of the outstanding shares entitled to vote. Unless the entire Board of Directors is so removed, no director may be removed if (i) the votes cast against removal, or not consenting in writing to such removal in the case of written consent, would be sufficient to elect such director if voted cumulatively at an election at which the same total number of votes was cast or, if such action is taken by written consent, all shares entitled to vote were voted and (ii) the entire number of directors authorized at the time of the director’s most recent election were then being elected.

20.        Resignation.  Any director may resign by giving notice to the Chairman of the Board, the President, the Secretary or the Board of Directors. The resignation of a director shall be effective when given unless the director specifies a later time. The resignation shall be effective regardless of whether it is accepted by the corporation.

21.        Compensation.  If the Board of Directors so resolves, the directors, including the Chairman of the Board, shall receive compensation and expenses of attendance for meetings of the Board of Directors and of committees of the Board. Nothing herein shall preclude any director from serving the corporation in another capacity and receiving compensation for such service.

22.        Committees.  The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the Board. The Board may designate one or more directors as alternate members of a committee who may replace any absent member at any meeting of the committee. To the extent permitted by the resolution of the Board of Directors, a committee may exercise all of the authority of the Board except:

(a)        the approval of any action which, under the California Corporations Code, must be approved by the outstanding shares or approved by the shareholders;

(b)        the filling of vacancies on the Board or any committee;

(c)        the fixing of compensation of the directors for serving on the Board or any committee;

(d)        the adoption, amendment or repeal of By-laws;

(e)        the amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repealable;

(f)        a distribution to the shareholders of the corporation, except at a rate, in a periodic amount or within a price range determined by the Board; and

(g)        the appointment of any other committees of the Board or the members of such committees.

23.        Inspection of Records and Properties.  Each director may inspect all books, records, documents and physical properties of the corporation and its subsidiaries at any reasonable

11

time. Inspections may be conducted either by the director or the director’s agent or attorney. The right of inspection includes the right to copy and make extracts.

24.        Time and Place of Meetings and Telephone Meetings.  Unless the Board of Directors determines otherwise, the Board shall hold a regular meeting during each quarter of the corporation’s fiscal year. All meetings of directors shall be held at the principal executive office of the corporation or at such other place, within or without California, as shall be designated in the notice of the meeting or in a resolution of the Board of Directors. Directors may participate in a meeting through use of conference telephone or similar communications equipment, provided that all members so participating can hear each other.

25.        Call.  Meetings of the Board of Directors, whether regular or special, may be called by the Chairman of the Board, the President, the Secretary, any Vice President or any two directors.

26.        Notice.

(a)        Regular meetings of the Board of Directors may be held without notice if the time of such meetings has been fixed by the Board. Special meetings shall be held upon four days’ notice by mail or 24 hours’ notice delivered personally or by telephone (including a voice message system or other system or technology designed to record and communicate messages), first-class mail, or electronic transmission (as defined below). Notices sent by mail, facsimile or electronic mail shall be sent charges prepaid and shall be addressed to each director at that director’s mailing, facsimile or e-mail address, as applicable as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. If the notice is delivered personally, by telephone or by electronic transmission, it shall be delivered at least 24 hours before the time of the holding of the meeting. Any oral notice given personally, by telephone, or by electronic transmission may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose of the meeting nor, if the meeting is to be held at the principal executive office of the corporation, the place of the meeting. Notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place of the adjourned meeting is announced at the meeting at which the adjournment is taken, but if a meeting is adjourned for more than 24 hours, notice of the adjourned meeting shall be given prior to the time of such meeting to the directors who were not present at the time of the adjournment.

(b)         “Electronic transmission by the corporation”  includes facsimile transmissions, electronic mail, posting on an electronic message board or network which the corporation has designated for such purpose (together with a separate notice to the shareholder of the posting), or other means of electronic communication, provided such electronic transmission (i) creates a record that is capable of retention, retrieval and review and may otherwise be rendered into clearly legible tangible form and (ii) complies, to the extent

12

applicable, with the Electronic Signatures in Global and National Commerce Act (15 U.S.C. Sec. 7001(c)(1)).

27.        Meeting Without Regular Call and Notice.  The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, are as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to the holding of the meeting or an approval of the minutes of the meeting. For such purposes, a director shall not be considered present at a meeting if, although in attendance at the meeting, the director protests the lack of notice prior to the meeting or at its commencement.

28.        Action Without Meeting.  Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, if all of the members of the Board individually or collectively consent in writing to such action.

29.        Quorum and Required Vote.  A majority of the authorized number of directors shall constitute a quorum for the transaction of business. Subject to the provisions of Section 310 (relating to certain transactions involving interested directors) and Section 317(e) (relating to indemnification of corporate agents) of the California Corporations Code, every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Board. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting. A majority of the directors present at a meeting, whether or not a quorum is present, may adjourn the meeting to another time and place.

30.        Committee Meetings.  The principles set forth in Sections 24 through 29 shall apply to committees of the Board of Directors and to actions taken by such committees.

31.        Indemnification of Directors and Officers.

(a)        Indemnification.  To the fullest extent permissible under California law, the corporation shall indemnify its directors and officers against all expenses, judgments, fines, settlements and other amounts actually and reasonably incurred by them in connection with any proceeding, including an action by or in the right of the corporation, by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, trustee, employee or agent of another corporation, or of a partnership, joint venture, trust or other enterprise (including service with respect to employee benefit plans). To the fullest extent permissible under California law, expenses incurred by a director or officer seeking indemnification under this By-law in defending any proceeding shall be advanced by the corporation as they are incurred upon receipt by the corporation of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that the director or officer is not entitled to be indemnified by the corporation for those expenses. If, after the effective date of this By-law, California law is amended in a manner which permits the corporation to authorize indemnification of or advancement of expenses to its directors or officers, in any such case to

13

a greater extent than is permitted on such effective date, the references in this By-law to “California law” shall to that extent be deemed to refer to California law as so amended. The rights granted by this By-law are contractual in nature and, as such, may not be altered with respect to any present or former director or officer without the written consent of that person.

(b)        Procedure.  Upon written request to the Board of Directors by a person seeking indemnification under this By-law, the Board shall promptly determine in accordance with Section 317(e) of the California Corporations Code whether the applicable standard of conduct has been met and, if so, the Board shall authorize indemnification. If the Board cannot authorize indemnification because the number of directors who are parties to the proceeding with respect to which indemnification is sought prevents the formation of a quorum of directors who are not parties to the proceeding, then, upon written request by the person seeking indemnification, independent legal counsel (by means of a written opinion obtained at the corporation’s expense) or the corporation’s shareholders shall determine whether the applicable standard of conduct has been met and, if so, shall authorize indemnification.

(c)        Definitions.  The term “proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative. The term “expenses” includes, without limitation, attorneys’ fees and any expenses of establishing a right to indemnification.

OFFICERS

32.        Titles and Authority.  The officers of the corporation shall include a Chairman of the Board or a President or both, a Secretary and a Chief Financial Officer. The Board of Directors may also choose one or more Vice Presidents, Assistant Secretaries, Assistant Chief Financial Officers or other officers. Any number of offices may be held by the same person. All officers shall perform their duties and exercise their powers subject to the direction of the Board of Directors. Deeds, notes, contracts, and any other instrument or document may be executed on behalf of this corporation by the single signature of the Chairman of the Board or the President or by the signatures of any two officers, provided that the signing officers shall not both be Assistant Vice Presidents, Assistant Secretaries, Assistant Chief Financial Officers or other subordinate officers. Notwithstanding the foregoing, any officer is authorized to sign (i) a proxy or consent solicited by the directors or management of any company in which this corporation owns shares or (ii) any notice given by this corporation to any other person.

33.        Election, Term of Office and Vacancies.  At its regular meeting after each annual meeting of shareholders, the Board of Directors shall choose the officers of the corporation. The Board may choose additional officers or fill vacant offices at any other time. No officer must be a member of the Board of Directors except the Chairman of the Board. The officers shall hold office until their successors are chosen, except that the Board of Directors may remove any officer at any time.

34.        Resignation.  Any officer may resign at any time upon notice to the corporation without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party. The resignation of an officer shall be effective when given unless the officer

14

specifies a later time. The resignation shall be effective regardless of whether it is accepted by the corporation.

35.        Chairman of the Board; President.  If the Board of Directors elects a Chairman of the Board, such officer shall preside over all meetings of the Board of Directors and of shareholders. If there be no Chairman of the Board, the President shall perform such duties. The Board of Directors shall designate either the Chairman of the Board or the President as the chief executive officer and may prescribe the duties and powers of the chief executive officer. If there be no Chairman of the Board, the President shall be the chief executive officer.

36.        Secretary.  Unless otherwise determined by the Board of Directors or the chief executive officer, the Secretary shall have the following powers and duties:

~~37.~~(a)    Record of Corporate Proceedings.  The Secretary shall attend meetings of shareholders and the Board of Directors and its committees and shall record all votes and the minutes of such meetings in a book to be kept at the principal executive office of the corporation or at such other place as the Board may determine. The Secretary shall keep at the corporation’s principal executive office, if in California, or at its principal business office in California if the principal executive office is not in California, the original or a copy of these By-laws, as amended.

(~~a~~b)        Record of Shares.  Unless a transfer agent is appointed by the Board of Directors to keep a share register, the Secretary shall keep a share register at the principal executive office of the corporation showing the names of the shareholders and their addresses, the number and class of shares held by each, the number and date of certificates issued and the number and date of cancellation of each certificate surrendered for cancellation.

(~~b~~c)        Notices.  The Secretary shall give such notices as may be required by law or these By-laws.

~~38~~37.        Chief Financial Officer.  Unless otherwise determined by the Board of Directors or the chief executive officer, the Chief Financial Officer shall have custody of the corporate funds and securities, shall keep adequate and correct accounts of the corporation’s properties and business transactions, shall disburse such funds of the corporation as may be ordered by the Board or the chief executive officer (taking proper vouchers for such disbursements), and shall render to the chief executive officer and the Board, at regular meetings of the Board or whenever the Board may require, an account of all transactions and the financial condition of the corporation.

~~39~~38.        Other officers.  The other officers of the corporation, if any, shall exercise such powers and perform such duties as the Board of Directors or the chief executive officer shall prescribe.

15

~~40~~39.        Salaries.  The Board of Directors shall fix the salary of the chief executive officer and may fix the salaries of other employees of the corporation, including the other officers. If the Board does not fix the salaries of the other officers, the chief executive officer shall fix such salaries.

FORUM FOR ADJUDICATION OF DISPUTES

~~41~~40.        Forum.    Unless the corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the sole and exclusive forum for any shareholder (including any beneficial owner) to bring: (a) any derivative action or proceeding brought on behalf of the corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or employee of the corporation to the corporation or the corporation’s shareholders, (c) any action asserting a claim arising pursuant to any provision of the California Corporations Code or the articles of incorporation or bylaws of the corporation or (d) any action asserting a claim governed by the internal affairs doctrine shall be the Santa Clara County Superior Court within the State of California (or, if no state court located within the State of California has jurisdiction, the federal district court for the Northern District of California); in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. If any provision of this Section 41 shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Section 41 (including, without limitation, each portion of any sentence of this Section 41 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

AMENDMENT OF BYLAWS

~~42~~41.        Bylaws may be adopted, amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote or by the Board of Directors, except that (i) any such adoption, amendment or repeal by the Board of Directors shall be effective only as of the date 121 days after the date hereof and that during such period the power of the Board of Directors to adopt, amend or repeal the Bylaws shall hereby be eliminated and (ii) an amendment changing the authorized number of directors may only be adopted as provided in Section 16.

16

CERTIFICATION

This is to certify that the foregoing is a true and correct copy of the bylaws of the corporation named in the title of these bylaws and that such bylaws were duly amended by the ~~by the Board of Directors~~shareholders of such corporation effective ~~July 12, 2015~~as of the date above.

~~/s/ Matthew M. Gosling~~

~~Matthew M. Gosling,~~ Secretary

17

***PRELIMINARY PROXY MATERIAL – SUBJECT TO COMPLETION***

YOUR VOTE IS VERY IMPORTANT—PLEASE VOTE YOUR PROXY TODAY.

VOTE BY TELEPHONE

Have this proxy card available when you call the Toll-Free number [—] using a touch-tone telephone from the United States and follow the simple instructions presented to you.

VOTE BY INTERNET

Have this proxy card available when you access the website [—] and follow the simple instructions presented to you.

VOTE BY MAIL

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to:

105 Madison Avenue

New York, NY 10016

Attn: Bob Marese

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Your Internet or telephone vote must be received by 11:59 p.m. Eastern Time on [—], 2015 in order to be counted in the final tabulation.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

UNLESS YOU HAVE VOTED BY TELEPHONE OR ON THE INTERNET, PLEASE SIGN, DATE AND MAIL THIS WHITE PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED.

***PRELIMINARY PROXY MATERIAL – SUBJECT TO COMPLETION***

[FORM OF WHITE PROXY CARD]

WHITE PROXY CARD

DEPOMED, INC.

REMOVAL AND BYLAW AMENDMENTS SPECIAL MEETING OF

SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF HORIZON PHARMA, INC. AND

NOT ON BEHALF OF DEPOMED, INC. OR THE BOARD OF DIRECTORS OF

DEPOMED, INC.

The undersigned appoints Timothy P. Walbert and Paul W. Hoelscher, and each of them, proxies and agents with power to act without the others, with full power of substitution and with discretionary authority to vote all shares of common stock, no par value, of Depomed, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the special meeting of the Company shareholders scheduled to be held on [—] beginning at [—] at [—] (including any adjournments or postponements thereof and any meeting held in lieu thereof, the “Removal and Bylaw Amendments Special Meeting”) and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting, as specified below.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted “FOR” all of the Proposals, as set forth for the Removal and Bylaw Amendments Special Meeting in the definitive Proxy Statement filed by Horizon Pharma public limited company and Horizon Pharma, Inc. (together, “Horizon”) with the U.S. Securities and Exchange Commission on [—], 2015 (the “Proxy Statement”). Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holders on any other matter that may properly come before the meeting or any adjournment or postponement and any meeting held in lieu thereof. This proxy revokes any previously executed proxy with respect to all the Proposals.

As used on this Proxy Card, the term “Bylaws” refers to the Company’s Amended and Restated Bylaws, as amended through July 12, 2015; the term “Horizon Nominee” refers to those individuals listed in the Election Proposal set forth in this Proxy Statement, or such substitutes as selected by Horizon; and the term “Board” refers to the Company board of directors.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE.

Horizon recommends you vote “FOR” each of the Proposals 1 through 4 below.

If no direction is given, this proxy will be voted “FOR” each of the Proposals below.

PROPOSAL 1: To remove Peter D. Staple, Vicente Anido, Jr., Karen A. Dawes, Louis J. Lavigne, Jr., Samuel R. Saks, James A. Schoeneck and David B. Zenoff as directors of the Company, as well as any person or persons elected or appointed to the Board without shareholder approval after the Company’s 2015 Annual Meeting of Shareholders, and up to and including the date of the Removal and Bylaw Amendments Special Meeting, be removed from office as directors of the Company, each such removal to become effective upon the election of each successor by the shareholders of the Company.	FOR	☐	AGAINST	☐	ABSTAIN	☐

PROPOSAL 2: To repeal the amendments to Sections 2 and 5 of the Bylaws adopted and approved by the Board on July 12, 2015 through the date of the Removal and Bylaw Amendments Special Meeting as set forth in such sections of the Bylaws attached as Exhibit A to the Proxy Statement.	FOR	☐	AGAINST	☐	ABSTAIN	☐

PROPOSAL 3: To repeal any amendment or provision of the Bylaws adopted and approved by the Board that changes the Bylaws in any way from the version of the Bylaws adopted and approved by the Board on July 12, 2015 through the date of the Removal and Bylaw Amendments Special Meeting and to amend the section of the Bylaws entitled “AMENDMENT OF BYLAWS” to eliminate the power of the Board to adopt, amend or repeal the Bylaws from the date of the Removal and Bylaw Amendments Special Meeting through 120 days following such date as set forth in such section of the Bylaws attached as Exhibit A to the Proxy Statement.	FOR	☐	AGAINST	☐	ABSTAIN	☐

PROPOSAL 4: To approve the adjournment of the Removal and Bylaw Amendments Special Meeting, or any adjournments thereof, to another time and place if necessary or appropriate to, among other things, solicit additional proxies if there are insufficient votes at the time of the Removal and Bylaw Amendments Special Meeting to approve Proposals 1 through 3.	FOR	☐	AGAINST	☐	ABSTAIN	☐

☒	PLEASE MARK AUTHORITY AS IN THIS EXAMPLE.

Shareholder Name

Signature

Joint Signature (Title)

Date

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer, giving full title. If a partnership, please sign partnership name by authorized person, giving full title.